                                VARLEN CORPORATION


                                  ----------------

                                 VARLEN CORPORATION
                                PROFIT SHARING AND
                              RETIREMENT SAVINGS PLAN


                                  ----------------






                     AS AMENDED AND RESTATED GENERALLY EFFECTIVE


                                     MAY 1, 1999

VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN
------------------------------------------------------------------------------


VARLEN CORPORATION established the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN (the "Plan") for the benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code Section 401(a), which includes a qualified cash or deferred arrangement, as described in Code Section 401(k).

VARLEN CORPORATION originally established the Varlen Corporation Retirement Security and Savings Plan and Trust effective as of January 1, 1986. Effective December 1, 1992, the Varlen Corporation Retirement Security and Savings Plan and Trust, the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan and the Consolidated Metco Profit Sharing and Retirement Savings Plan were amended and restated into the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN and the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS TRUST. The Plan was subsequently amended and restated effective August 1, 1993 and July 1, 1994. Effective May 1, 1999, the BRENCO SUPPLEMENTAL PENSION PLAN was merged into the Plan.

The VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN, as set forth in this document, is hereby generally effective as amended and restated as of May 1, 1999, except to the extent provided herein or to the extent that failure to retroactively make any provision effective prior to May 1, 1999 would result in the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN (as it existed prior to May 1, 1999) containing a disqualifying provision, as defined in Treas. Reg. Section 1.401(b)-1(b)(2) (as modified by Rev. Proc. 89-65, Notice 90-73 and any other subsequent publication modifying the term "disqualifying provision"), in which case such provision (and any definitions pertinent to the application of such provision) shall be retroactively effective to a date which will result in no such disqualifying provision in the Plan prior to May 1, 1999.

-C-Katten Muchin & Zavis 1999

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1    "ACCOUNTING PERIOD". . . . . . . . . . . . . . . . . . . . . .  1
     1.2    "ACCOUNTS" . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.3    "ACCRUED BENEFIT". . . . . . . . . . . . . . . . . . . . . . .  3
     1.4    "APPENDIX" . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     1.5    "AUTHORIZED LEAVE OF ABSENCE". . . . . . . . . . . . . . . . .  3
     1.6    "BENEFICIARY". . . . . . . . . . . . . . . . . . . . . . . . .  4
     1.7    "BOARD OF DIRECTORS" OR "BOARD". . . . . . . . . . . . . . . .  4
     1.8    "BREAK IN SERVICE" . . . . . . . . . . . . . . . . . . . . . .  4
     1.9    "CHANGE DATE". . . . . . . . . . . . . . . . . . . . . . . . .  4
     1.10   "COMMITTEE". . . . . . . . . . . . . . . . . . . . . . . . . .  4
     1.11   "COMMONLY CONTROLLED ENTITY" . . . . . . . . . . . . . . . . .  4
     1.12   "COMPANY". . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     1.13   "COMPANY STOCK". . . . . . . . . . . . . . . . . . . . . . . .  5
     1.14   "COMPENSATION" . . . . . . . . . . . . . . . . . . . . . . . .  5
     1.15   "COMPUTATION PERIOD" . . . . . . . . . . . . . . . . . . . . .  6
     1.16   "CONTINUOUS SERVICE" . . . . . . . . . . . . . . . . . . . . .  6
     1.17   "CONTRIBUTIONS". . . . . . . . . . . . . . . . . . . . . . . .  6
     1.18   "CONTRIBUTION DOLLAR LIMIT". . . . . . . . . . . . . . . . . .  6
     1.19   "CONTRIBUTION ELECTION" OR "ELECTION". . . . . . . . . . . . .  6
     1.20   "CONTRIBUTION PERCENTAGE". . . . . . . . . . . . . . . . . . .  7
     1.21   "CONVERSION ELECTION". . . . . . . . . . . . . . . . . . . . .  7
     1.22   "CUSTODIAL AGREEMENT". . . . . . . . . . . . . . . . . . . . .  7
     1.23   "CUSTODIAN". . . . . . . . . . . . . . . . . . . . . . . . . .  7
     1.24   "DIRECT ROLLOVER". . . . . . . . . . . . . . . . . . . . . . .  7
     1.25   "DISABILITY" OR "DISABLED" . . . . . . . . . . . . . . . . . .  7
     1.26   "DISTRIBUTEE". . . . . . . . . . . . . . . . . . . . . . . . .  7
     1.27   "EFFECTIVE DATE" . . . . . . . . . . . . . . . . . . . . . . .  7
     1.28   "ELECTIVE DEFERRAL". . . . . . . . . . . . . . . . . . . . . .  7
     1.29   "ELIGIBLE EMPLOYEE". . . . . . . . . . . . . . . . . . . . . .  7
     1.30   "ELIGIBLE RETIREMENT PLAN" . . . . . . . . . . . . . . . . . .  8
     1.31   "ELIGIBLE ROLLOVER DISTRIBUTION" . . . . . . . . . . . . . . .  8
     1.32   "EMPLOYEE" . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     1.33   "EMPLOYER" . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     1.34   "EMPLOYMENT DATE". . . . . . . . . . . . . . . . . . . . . . .  8
     1.35   "ERISA". . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     1.36   "FAIR MARKET VALUE". . . . . . . . . . . . . . . . . . . . . .  9
     1.37   "FORFEITURE" . . . . . . . . . . . . . . . . . . . . . . . . .  9
     1.38   "FORFEITURE ACCOUNT" . . . . . . . . . . . . . . . . . . . . .  9
     1.39   "HIGHLY COMPENSATED ELIGIBLE EMPLOYEE" OR "HCE". . . . . . . .  9

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
     1.40   "HOUR OF SERVICE". . . . . . . . . . . . . . . . . . . . . . .  10
     1.41   "INTERNAL REVENUE CODE" OR "CODE". . . . . . . . . . . . . . .  10
     1.42   "INVESTMENT ELECTION". . . . . . . . . . . . . . . . . . . . .  10
     1.43   "INVESTMENT FUND" OR "FUND". . . . . . . . . . . . . . . . . .  11
     1.44   "LIMITED DEFERRALS". . . . . . . . . . . . . . . . . . . . . .  11
     1.45   "MATERNITY/PATERNITY ABSENCE". . . . . . . . . . . . . . . . .  11
     1.46   "NAMED FIDUCIARY". . . . . . . . . . . . . . . . . . . . . . .  11
     1.47   "NON-HIGHLY COMPENSATED EMPLOYEE" OR "NHCE". . . . . . . . . .  11
     1.48   "NORMAL RETIREMENT DATE" . . . . . . . . . . . . . . . . . . .  11
     1.49   "NOTICE DATE". . . . . . . . . . . . . . . . . . . . . . . . .  11
     1.50   "PARTICIPANT". . . . . . . . . . . . . . . . . . . . . . . . .  12
     1.51   "PAYMENT DATE" . . . . . . . . . . . . . . . . . . . . . . . .  12
     1.52   "PERIOD OF SEVERANCE". . . . . . . . . . . . . . . . . . . . .  12
     1.53   "PLAN" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     1.54   "PLAN YEAR". . . . . . . . . . . . . . . . . . . . . . . . . .  12
     1.55   "QDRO" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     1.56   "QUALIFIED MATCHING CONTRIBUTION". . . . . . . . . . . . . . .  12
     1.57   "RELATED PLAN" . . . . . . . . . . . . . . . . . . . . . . . .  13
     1.58   "ROLLOVER CONTRIBUTION". . . . . . . . . . . . . . . . . . . .  13
     1.59   "SETTLEMENT DATE". . . . . . . . . . . . . . . . . . . . . . .  13
     1.60   "SPOUSAL CONSENT". . . . . . . . . . . . . . . . . . . . . . .  13
     1.61   "SPOUSE" . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     1.62   "SWEEP DATE" . . . . . . . . . . . . . . . . . . . . . . . . .  14
     1.63   "TERMINATION OF EMPLOYMENT". . . . . . . . . . . . . . . . . .  14
     1.64   "TRADE DATE" . . . . . . . . . . . . . . . . . . . . . . . . .  14
     1.65   "TRUST". . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     1.66   "TRUST AGREEMENT". . . . . . . . . . . . . . . . . . . . . . .  14
     1.67   "TRUST FUND" . . . . . . . . . . . . . . . . . . . . . . . . .  14
     1.68   "TRUSTEE". . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     1.69   "TRUSTEE TRANSFER" . . . . . . . . . . . . . . . . . . . . . .  15
     1.70   "VALUATION DATE" . . . . . . . . . . . . . . . . . . . . . . .  15
     1.71   "VESTING SERVICE". . . . . . . . . . . . . . . . . . . . . . .  15
     1.72   "YEAR OF SERVICE". . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

     PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     2.1    ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . .  17
     2.2    REEMPLOYMENT . . . . . . . . . . . . . . . . . . . . . . . . .  17
     2.3    PARTICIPATION UPON CHANGE OF JOB STATUS. . . . . . . . . . . .  17

ARTICLE III. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
     PARTICIPANT CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . .  18
     3.1    PRE-TAX CONTRIBUTION ELECTION. . . . . . . . . . . . . . . . .  18
     3.2    ELECTION PROCEDURES. . . . . . . . . . . . . . . . . . . . . .  18
     3.3    LIMITATION OF ELECTIVE DEFERRALS FOR ALL PARTICIPANTS. . . . .  19

ARTICLE IV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

     EMPLOYER CONTRIBUTIONS AND ALLOCATIONS. . . . . . . . . . . . . . . .  21
     4.1    PRE-TAX CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . .  21
     4.2    MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . .  21
     4.3    SPECIAL CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . .  22
     4.4    PROFIT SHARING CONTRIBUTIONS . . . . . . . . . . . . . . . . .  22
     4.5    MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

     ROLLOVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     5.1    ROLLOVERS. . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE VI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

     ACCOUNTING FOR PARTICIPANTS' ACCOUNTS AND
     FOR INVESTMENT FUNDS. . . . . . . . . . . . . . . . . . . . . . . . .  26
     6.1    INDIVIDUAL PARTICIPANT ACCOUNTING. . . . . . . . . . . . . . .  26
     6.2    ACCOUNTING FOR INVESTMENT FUNDS. . . . . . . . . . . . . . . .  27
     6.3    ACCOUNTS FOR QDRO BENEFICIARIES. . . . . . . . . . . . . . . .  28
     6.4    SPECIAL ACCOUNTING DURING CONVERSION PERIOD. . . . . . . . . .  29
     6.5    ACCOUNTING FOR MERGING BRENCO SUPPLEMENTAL PENSION PLAN
            ACCOUNT BALANCES . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE VII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

     INVESTMENT FUNDS AND ELECTIONS. . . . . . . . . . . . . . . . . . . .  30
     7.1    INVESTMENT FUNDS . . . . . . . . . . . . . . . . . . . . . . .  30
     7.2    INVESTMENT OF CONTRIBUTIONS. . . . . . . . . . . . . . . . . .  30
     7.3    INVESTMENT OF ACCOUNTS . . . . . . . . . . . . . . . . . . . .  31
     7.4    ESTABLISHMENT OF INVESTMENT FUNDS. . . . . . . . . . . . . . .  31
     7.5    TRANSITION RULES . . . . . . . . . . . . . . . . . . . . . . .  31
     7.6    INVESTMENT OF BRENCO SUPPLEMENTAL PENSION PLAN ACCOUNT
            BALANCES . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE VIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
     VESTING AND FORFEITURES . . . . . . . . . . . . . . . . . . . . . . .  33
     8.1    FULLY VESTED CONTRIBUTION ACCOUNTS . . . . . . . . . . . . . .  33
     8.2    VESTING; PAYMENT OF ACCRUED BENEFIT ON OR AFTER RETIREMENT OR
            DISABILITY . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     8.3    VESTING SCHEDULE AND FORFEITURES . . . . . . . . . . . . . . .  33
     8.4    FORFEITURES. . . . . . . . . . . . . . . . . . . . . . . . . .  34
     8.5    FORFEITURE ACCOUNT . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE IX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

     PARTICIPANT LOANS . . . . . . . . . . . . . . . . . . . . . . . . . .  36
     9.1    PARTICIPANT LOANS PERMITTED. . . . . . . . . . . . . . . . . .  36
     9.2    LOAN FUNDING LIMITS. . . . . . . . . . . . . . . . . . . . . .  36
     9.3    MAXIMUM NUMBER OF LOANS. . . . . . . . . . . . . . . . . . . .  37
     9.4    SOURCE OF LOAN FUNDING . . . . . . . . . . . . . . . . . . . .  37
     9.5    INTEREST RATE. . . . . . . . . . . . . . . . . . . . . . . . .  37
     9.6    REPAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     9.7    REPAYMENT HIERARCHY. . . . . . . . . . . . . . . . . . . . . .  37
     9.8    LOAN APPLICATION, NOTE AND SECURITY. . . . . . . . . . . . . .  37
     9.9    DEFAULT, SUSPENSION AND ACCELERATION . . . . . . . . . . . . .  38

ARTICLE X. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

     IN-SERVICE WITHDRAWALS. . . . . . . . . . . . . . . . . . . . . . . .  39
     10.1   WITHDRAWALS FOR 401(k) HARDSHIP. . . . . . . . . . . . . . . .  39
     10.2   ROLLOVER ACCOUNT WITHDRAWALS . . . . . . . . . . . . . . . . .  41
     10.3   WITHDRAWALS FOR PARTICIPANTS OVER AGE 59-1/2 . . . . . . . . .  41
     10.4   WITHDRAWAL PROCESSING. . . . . . . . . . . . . . . . . . . . .  42

ARTICLE XI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

     DISTRIBUTIONS ON AND AFTER TERMINATION OF EMPLOYMENT. . . . . . . . .  43
     11.1   REQUEST FOR DISTRIBUTION OF BENEFITS . . . . . . . . . . . . .  43
     11.2   DEADLINE FOR DISTRIBUTION. . . . . . . . . . . . . . . . . . .  43
     11.3   PAYMENT FORM AND MEDIUM. . . . . . . . . . . . . . . . . . . .  44
     11.4   SMALL AMOUNTS PAID IMMEDIATELY . . . . . . . . . . . . . . . .  44
     11.5   PAYMENT WITHIN LIFE EXPECTANCY . . . . . . . . . . . . . . . .  44
     11.6   INCIDENTAL BENEFIT RULE. . . . . . . . . . . . . . . . . . . .  44
     11.7   QJSA AND QPSA INFORMATION AND ELECTIONS. . . . . . . . . . . .  45
     11.8   CONTINUED PAYMENT OF AMOUNTS IN PAYMENT STATUS ON JANUARY 1,
            1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     11.9   TEFRA TRANSITIONAL RULE. . . . . . . . . . . . . . . . . . . .  47
     11.10  DIRECT ROLLOVER. . . . . . . . . . . . . . . . . . . . . . . .  48

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
ARTICLE XII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

     DISTRIBUTION OF ACCRUED BENEFITS ON DEATH . . . . . . . . . . . . . .  49
     12.1   PAYMENT TO BENEFICIARY . . . . . . . . . . . . . . . . . . . .  49
     12.2   BENEFICIARY DESIGNATION. . . . . . . . . . . . . . . . . . . .  49
     12.3   BENEFIT ELECTION . . . . . . . . . . . . . . . . . . . . . . .  49
     12.4   PAYMENT FORM . . . . . . . . . . . . . . . . . . . . . . . . .  50
     12.5   TIME LIMIT FOR PAYMENT TO BENEFICIARY. . . . . . . . . . . . .  50
     12.6   DIRECT ROLLOVER. . . . . . . . . . . . . . . . . . . . . . . .  51
     12.7   QPSA INFORMATION AND ELECTION. . . . . . . . . . . . . . . . .  51
     12.8   SMALL AMOUNTS PAID IMMEDIATELY . . . . . . . . . . . . . . . .  51

ARTICLE XIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

     MAXIMUM CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . .  52
     13.1   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  52
     13.2   AVOIDING AN ANNUAL EXCESS. . . . . . . . . . . . . . . . . . .  53
     13.3   CORRECTING AN ANNUAL EXCESS. . . . . . . . . . . . . . . . . .  53
     13.4   CORRECTING A MULTIPLE PLAN EXCESS. . . . . . . . . . . . . . .  54
     13.5   TWO-PLAN LIMIT . . . . . . . . . . . . . . . . . . . . . . . .  54
     13.6   SHORT PLAN YEAR. . . . . . . . . . . . . . . . . . . . . . . .  55
     13.7   GRANDFATHERING OF APPLICABLE LIMITATIONS . . . . . . . . . . .  55

ARTICLE XIV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

     ADP AND ACP TESTS . . . . . . . . . . . . . . . . . . . . . . . . . .  56
     14.1   CONTRIBUTION LIMITATION DEFINITIONS. . . . . . . . . . . . . .  56
     14.2   ADP AND ACP TESTS. . . . . . . . . . . . . . . . . . . . . . .  57
     14.3   CORRECTION OF ADP AND ACP TESTS. . . . . . . . . . . . . . . .  58
     14.4   METHOD OF CALCULATION. . . . . . . . . . . . . . . . . . . . .  58
     14.5   MULTIPLE USE TEST. . . . . . . . . . . . . . . . . . . . . . .  59
     14.6   ADJUSTMENT FOR INVESTMENT GAIN OR LOSS . . . . . . . . . . . .  59
     14.7   REQUIRED RECORDS . . . . . . . . . . . . . . . . . . . . . . .  60
     14.8   INCORPORATION BY REFERENCE . . . . . . . . . . . . . . . . . .  60
     14.9   COLLECTIVELY BARGAINED EMPLOYEES . . . . . . . . . . . . . . .  60
     14.10  QSLOB. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

ARTICLE XV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

     CUSTODIAL ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  61
     15.1   CUSTODIAL AGREEMENT. . . . . . . . . . . . . . . . . . . . . .  61
     15.2   SELECTION OF CUSTODIAN . . . . . . . . . . . . . . . . . . . .  61

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
     15.3   CUSTODIAN'S DUTIES . . . . . . . . . . . . . . . . . . . . . .  61
     15.4   SEPARATE ENTITY. . . . . . . . . . . . . . . . . . . . . . . .  61
     15.5   PLAN ASSET VALUATION . . . . . . . . . . . . . . . . . . . . .  62
     15.6   RIGHT OF EMPLOYERS TO PLAN ASSETS. . . . . . . . . . . . . . .  62

ARTICLE XVI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

     ADMINISTRATION AND INVESTMENT MANAGEMENT. . . . . . . . . . . . . . .  63
     16.1   AUTHORITY AND RESPONSIBILITY OF THE BOARD OF DIRECTORS . . . .  63
     16.2   COMMITTEE MEMBERSHIP . . . . . . . . . . . . . . . . . . . . .  63
     16.3   COMMITTEE STRUCTURE. . . . . . . . . . . . . . . . . . . . . .  63
     16.4   COMMITTEE ACTIONS. . . . . . . . . . . . . . . . . . . . . . .  63
     16.5   COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . .  64
     16.6   RESPONSIBILITY AND AUTHORITY OF THE COMMITTEE REGARDING
            ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . .  64
     16.7   ALLOCATIONS AND DELEGATIONS OF RESPONSIBILITY. . . . . . . . .  65
     16.8   COMMITTEE BONDING. . . . . . . . . . . . . . . . . . . . . . .  65
     16.9   INFORMATION TO BE SUPPLIED BY EMPLOYER . . . . . . . . . . . .  65
     16.10  RECORDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
     16.11  PLAN EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . .  66
     16.12  FIDUCIARY CAPACITY . . . . . . . . . . . . . . . . . . . . . .  66
     16.13  EMPLOYER'S AGENT . . . . . . . . . . . . . . . . . . . . . . .  66
     16.14  PLAN ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . .  66
     16.15  APPOINTMENT OF RECORD-KEEPER . . . . . . . . . . . . . . . . .  66
     16.16  PLAN ADMINISTRATOR DUTIES AND AUTHORITY. . . . . . . . . . . .  67
     16.17  COMMITTEE DECISIONS FINAL. . . . . . . . . . . . . . . . . . .  68

ARTICLE XVII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

     CLAIMS PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . . . . .  69
     17.1   INITIAL CLAIM FOR BENEFITS . . . . . . . . . . . . . . . . . .  69
     17.2   REVIEW OF CLAIM DENIAL . . . . . . . . . . . . . . . . . . . .  69

ARTICLE XVIII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

     ADOPTION AND WITHDRAWAL FROM PLAN . . . . . . . . . . . . . . . . . .  71
     18.1   PROCEDURE FOR ADOPTION . . . . . . . . . . . . . . . . . . . .  71
     18.2   PROCEDURE FOR WITHDRAWAL . . . . . . . . . . . . . . . . . . .  71

ARTICLE XIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

     AMENDMENT, TERMINATION AND MERGER . . . . . . . . . . . . . . . . . .  72
     19.1   AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .  72


                                     - vi

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                          PAGE
     19.2   PLAN TERMINATION . . . . . . . . . . . . . . . . . . . . . . .  73
     19.3   PLAN MERGER. . . . . . . . . . . . . . . . . . . . . . . . . .  74

ARTICLE XX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

     SPECIAL TOP-HEAVY RULES . . . . . . . . . . . . . . . . . . . . . . .  75
     20.1   APPLICATION. . . . . . . . . . . . . . . . . . . . . . . . . .  75
     20.2   SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . .  75
     20.3   MINIMUM CONTRIBUTION . . . . . . . . . . . . . . . . . . . . .  79
     20.4   MAXIMUM BENEFIT ACCRUAL. . . . . . . . . . . . . . . . . . . .  79

ARTICLE XXI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80

     MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . .  80
     21.1   ASSIGNMENT AND ALIENATION. . . . . . . . . . . . . . . . . . .  80
     21.2   PROTECTED BENEFITS . . . . . . . . . . . . . . . . . . . . . .  80
     21.3   PLAN DOES NOT AFFECT EMPLOYMENT RIGHTS . . . . . . . . . . . .  80
     21.4   DEDUCTION OF TAXES FROM AMOUNTS PAYABLE. . . . . . . . . . . .  80
     21.5   FACILITY OF PAYMENT. . . . . . . . . . . . . . . . . . . . . .  80
     21.6   SOURCE OF BENEFITS . . . . . . . . . . . . . . . . . . . . . .  81
     21.7   INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . .  81
     21.8   REDUCTION FOR OVERPAYMENT. . . . . . . . . . . . . . . . . . .  81
     21.9   LIMITATION ON LIABILITY. . . . . . . . . . . . . . . . . . . .  81
     21.10  COMPANY MERGER . . . . . . . . . . . . . . . . . . . . . . . .  81
     21.11  EMPLOYEES' TRUST . . . . . . . . . . . . . . . . . . . . . . .  82
     21.12  GENDER AND NUMBER. . . . . . . . . . . . . . . . . . . . . . .  82
     21.13  INVALIDITY OF CERTAIN PROVISIONS . . . . . . . . . . . . . . .  82
     21.14  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
     21.15  UNIFORM AND NONDISCRIMINATORY TREATMENT. . . . . . . . . . . .  82
     21.16  LAW GOVERNING. . . . . . . . . . . . . . . . . . . . . . . . .  82
     21.17  NOTICE AND INFORMATION REQUIREMENTS. . . . . . . . . . . . . .  82
     21.18  QUALIFIED MILITARY SERVICE . . . . . . . . . . . . . . . . . .  82

ARTICLE I


                                     DEFINITIONS

       The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

       I.1 "ACCOUNTING PERIOD" means the periods designated by the Committee with respect to each Investment Fund not to exceed one year in duration.

       I.2 "ACCOUNTS" means the record of a Participant's interest in the Plan's assets represented by his or her:

              (a) "MATCHING ACCOUNT" which means a Participant's interest in the Plan's assets composed of Matching Contributions allocated on or after May 1, 1999 to the Participant under the Plan, the amount allocated under former provisions of the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN or former provisions of the NATIONAL METALWARES PROFIT SHARING PLAN AND TRUST, THE PRECISION SCIENTIFIC 401(k) TAX DEFERRED SAVINGS PLAN, THE PRECISION SCIENTIFIC PROFIT SHARING PLAN, THE MEANS STAMPING INDUSTRIES, INC. RETIREMENT PLAN, THE CONSOLIDATED METCO PROFIT SHARING AND RETIREMENT SAVINGS PLAN OR THE BRENCO SUPPLEMENTAL PENSION PLAN prior to May 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (b) "EMPLOYER ACCOUNT" which means a Participant's interest in the Plan's assets composed of Profit Sharing Contributions allocated on or after May 1, 1999 to the Participant under the Plan, the amount allocated under the former provisions of the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN or the former provisions of the NATIONAL METALWARES PROFIT SHARING PLAN AND TRUST, THE PRECISION SCIENTIFIC 401(k) TAX DEFERRED SAVINGS PLAN, THE PRECISION SCIENTIFIC PROFIT SHARING PLAN, THE MEANS STAMPING INDUSTRIES, INC. RETIREMENT PLAN, THE CONSOLIDATED METCO PROFIT SHARING AND RETIREMENT SAVINGS PLAN prior to May 1, 1999 or, with respect to the BRENCO SUPPLEMENTAL PENSION PLAN, profit sharing contributions made for plan years beginning on or after January 1, 1999 but prior to May 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (c) "POST-TAX ACCOUNT" which means a Participant's interest in the Plan's assets composed of post-tax contributions allocated under the former provisions of the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN or under the former provisions of the NATIONAL METALWARES PROFIT SHARING PLAN AND TRUST, THE PRECISION SCIENTIFIC 401(k) TAX DEFERRED SAVINGS PLAN, THE PRECISION SCIENTIFIC PROFIT SHARING PLAN, THE MEANS STAMPING INDUSTRIES, INC. RETIREMENT PLAN, THE CONSOLIDATED METCO PROFIT SHARING AND RETIREMENT SAVINGS PLAN OR THE BRENCO SUPPLEMENTAL PENSION PLAN prior to May 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (d) "PRE-TAX ACCOUNT" which means a Participant's interest in the Plan's assets composed of Pre-Tax Contributions allocated on or after May 1, 1999 to the Participant under the Plan, the amount allocated under the former provisions of the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN or the former provisions of the NATIONAL METALWARES PROFIT SHARING PLAN AND TRUST, THE PRECISION SCIENTIFIC 401(k) TAX DEFERRED SAVINGS PLAN, THE PRECISION SCIENTIFIC PROFIT SHARING PLAN, THE MEANS STAMPING INDUSTRIES, INC. RETIREMENT PLAN, THE CONSOLIDATED METCO PROFIT SHARING AND RETIREMENT SAVINGS PLAN OR THE BRENCO SUPPLEMENTAL PENSION PLAN prior to May 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (e) "ROLLOVER ACCOUNT" which means a Participant's interest in the Plan's assets composed of Rollover Contributions allocated on or after May 1, 1999 to the Participant under the Plan, the amount allocated under the former provisions of the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN or the former provisions of the NATIONAL METALWARES PROFIT SHARING PLAN AND TRUST, THE PRECISION SCIENTIFIC 401(k) TAX DEFERRED SAVINGS PLAN, THE PRECISION SCIENTIFIC PROFIT SHARING PLAN, THE MEANS STAMPING INDUSTRIES, INC. RETIREMENT PLAN, THE CONSOLIDATED METCO PROFIT SHARING AND RETIREMENT SAVINGS PLAN OR THE BRENCO SUPPLEMENTAL PENSION PLAN prior to May 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (f) "SPECIAL ACCOUNT" which means a Participant's interest in the Plan's assets composed of Special Contributions allocated on or after May 1, 1999 to the Participant under the Plan, the amount allocated under the former provisions of the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN or the former provisions of the NATIONAL METALWARES PROFIT SHARING PLAN

       AND TRUST, THE PRECISION SCIENTIFIC 401(k) TAX DEFERRED SAVINGS PLAN, THE PRECISION SCIENTIFIC PROFIT SHARING PLAN, THE MEANS STAMPING INDUSTRIES, INC. RETIREMENT PLAN, THE CONSOLIDATED METCO PROFIT SHARING AND RETIREMENT SAVINGS PLAN OR THE BRENCO SUPPLEMENTAL PENSION PLAN prior to May 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (g) "BRENCO MONEY PURCHASE PENSION ACCOUNT" which means a Participant's interest in the Plan's assets composed of an amount previously contributed and allocated on a pay based formula under former money purchase plan provisions which were accounted for under the BRENCO SUPPLEMENTAL PENSION PLAN, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account. Amounts in the Pension Account shall be restricted such that no withdrawals shall be permitted prior to the Participant's Termination of Employment.

              (h) "BRENCO EMPLOYER ACCOUNT" which means a Participant's interest in the Plan's assets composed of pay-based employer contributions made under the BRENCO SUPPLEMENTAL PENSION PLAN prior to January 1, 1999, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

              (i) "BRENCO RETIREMENT ACCOUNT" which means a Participant's interest in the Plan's assets composed of amounts previously transferred from the BRENCO RETIREMENT PLAN NO. 2 to the BRENCO SUPPLEMENTAL PENSION PLAN, if any (as identified by the Committee), which continue to be accounted for under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

       I.3 "ACCRUED BENEFIT" means the shares held in or posted to Accounts on the Settlement Date.

       I.4 "APPENDIX" means a written supplement attached to this Plan and made a part hereof which has been added in accordance with the provisions of the Plan.

       I.5 "AUTHORIZED LEAVE OF ABSENCE" means an absence, with or without Compensation, authorized on a nondiscriminatory basis by a Commonly Controlled

Entity under its standard personnel practices applicable to the Employee, including any period of time during which such person is covered by a short-term disability plan of his or her Employer. An Employee who leaves the service of a Commonly Controlled Entity to enter the Armed Forces of the United States of America and who reenters the service of the Commonly Controlled Entity with reemployment rights under any statute granting reemployment rights to persons in the Armed Forces shall be deemed to have been on an Authorized Leave of Absence. The date that an Employee's Authorized Leave of Absence ends shall be determined in accordance with the personnel policies of such Commonly Controlled Entity, which ending date shall be no earlier than the date that the Authorized Leave of Absence is scheduled to end, unless the Employee communicates to such Commonly Controlled Entity that he or she is to have a Termination of Employment as of an earlier date.

       I.6 "BENEFICIARY" means any person designated by a Participant to receive any benefits which shall be payable with respect to the death of a Participant under the Plan or as a result of a QDRO.

       I.7 "BOARD OF DIRECTORS" OR "BOARD" means the board of directors of the Company.

       I.8    "BREAK IN SERVICE" means:

       (a) with respect to Continuous Service, the fifth anniversary (or sixth anniversary if absence from employment was due to a Maternity/Paternity Absence) of the date of the Participant's termination of employment; and

       (b) with respect to Computation Periods, the end of 5 consecutive Computation Periods (or 6 consecutive Computation Periods if absence from employment was due to a Maternity/Paternity Absence) for which a Participant is credited with less than 501 Hours of Service.

       I.9 "CHANGE DATE" means the one or more dates during the Plan Year designated by the Committee as the dates available for implementing or changing a Participant's Contribution Election.

       I.10 "COMMITTEE" means the committee appointed pursuant to the terms of the Plan to manage and control the operation and administration of the Plan.

       I.11 "COMMONLY CONTROLLED ENTITY" means (1) an Employer and any corporation, trade or business, but only for so long as it and the Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code; provided, however, that solely for purposes of the limitations of Code Section 415, the standard of control under Sections 414(b) and 414(c) of the Code shall be deemed to be "more than 50%" rather than "at least 80%," (2) an Employer and an organization, but only for so long as it and the Employer are, on and after the Effective Date, members of an affiliated service group as defined in Section 414(m) of the Code, (3) an Employer and an organization, but only for so long as the employees of it and the Employer are required to be aggregated, on and after the Effective Date, under Section 414(o) of the Code, or (4) any other organization designated as such by the Committee.

       I.12 "COMPANY" means VARLEN CORPORATION or any successor corporation by merger, consolidation, purchase, or otherwise, which elects to adopt the Plan and the Trust.

       I.13   "COMPANY STOCK" means common stock issued by VARLEN CORPORATION.

       I.14   "COMPENSATION" means an Eligible Employee's:

              (a) wages, salaries and all other amounts required to be reported on an Eligible Employee's Form W-2 under Sections 6041(d), 6051(a)(3) and 6052 of the Code and which are received by an Eligible Employee from the Employer for services rendered in the course of employment with the Employer (including but not limited to overtime, shift differential, commissions and bonuses), but specifically excluding reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits; and

              (b) elective amounts excludeable from gross income under Code Sections 125 and 402(e)(3)).

       In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

       For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

       If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

       I.15 "COMPUTATION PERIOD" means with respect to Vesting Service and any Break in Service with respect to Vesting Service, the twelve (12) consecutive month period commencing with the Employee's Employment Date and anniversaries of his Employment Date (or if Vesting Service is disregarded due to the occurrence of a Break in Service, the Employment Date thereafter).

       I.16 "CONTINUOUS SERVICE" means the sum of the years (and fractions of years) measured from an Employee's Employment Date to his or her date of Termination of Employment first to occur after his or her Employment Date; provided, that if an Employee has a Period of Severance of less than twelve
(12) consecutive months after a Termination of Employment, such Termination of Employment shall be disregarded and such Employee's Continuous Service shall include such period when he or she is not employed by a Commonly Controlled Entity.

       I.17 "CONTRIBUTIONS" means amounts contributed to the Plan by the Employer on behalf of a Participant. Specific types of contributions include:

              (a) "Matching". An amount contributed by the Employer based upon the amount contributed by the eligible Participant.

              (b) "Pre-Tax". An amount contributed on a pre-tax basis in conjunction with a Participant's Code Section 401(k) salary deferral agreement.

              (c) "Profit Sharing". An amount contributed by the Employer as a discretionary profit sharing contribution.

              (d) "Special". An amount contributed by the Employer to avoid prohibited discrimination under Section 401(a)(4) of the Code.

       I.18 "CONTRIBUTION DOLLAR LIMIT" means the annual limit imposed on each Participant pursuant to Section 402(g) of the Code, which shall be seven thousand dollars ($7,000) per calendar year (as indexed for cost of living adjustments pursuant to Code Section 402(g)(5) and 415(d)).

       I.19 "CONTRIBUTION ELECTION" OR "ELECTION" means the election made by a Participant to reduce his or her Compensation by an amount equal to the product of his or her Contribution Percentage and such Compensation subject to the Contribution Election.

       I.20 "CONTRIBUTION PERCENTAGE" means the percentage of a Participant's Compensation which is to be contributed to the Plan by his or her Employer as a Contribution.

       I.21 "CONVERSION ELECTION" means an election by a Participant to change the investment of all or some specified portion of such Participant's Accounts by voice response to the telephone number provided by the Named Fiduciary to whom it is spoken, or on such form that may be required by the Named Fiduciary to whom it is delivered. No Conversion Election shall be deemed to have been given to the Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Named Fiduciary for this purpose.

       I.22 "CUSTODIAL AGREEMENT" means the Trust Agreement or an insurance contract to provide for the holding of the assets of the Plan.

       I.23 "CUSTODIAN" means the Trustee or an insurance company if the contract issued by such company is not held by the Trustee.

       I.24 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

       I.25 "DISABILITY" OR "DISABLED" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

       I.26 "DISTRIBUTEE" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a QDRO are Distributees with regard to the interest of the Spouse or former Spouse.

       I.27 "EFFECTIVE DATE" means May 1, 1999, the date upon which the provisions of this document become effective. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

       I.28 "ELECTIVE DEFERRAL" means amounts subject to the Contribution Dollar Limit.

       I.29 "ELIGIBLE EMPLOYEE" means any Employee (including an Employee on an Authorized Leave of Absence) of an Employer on and after the Effective Date of the adoption of this Plan by the Employer, excluding any Employee:

              (a) who is a member of a group of Employees represented by a collective bargaining representative, unless a currently effective collective bargaining agreement between his or her Employer and the collective bargaining representative of the group of Employees of which he or she is a member provides for coverage by the Plan or is included in Appendix B; and

              (b) who is considered an Employee solely because of the application of Section 414(n) of the Code.

       I.30 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

       I.31 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; the portion any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and, on and after January 1, 1999, any distribution made pursuant to Section 10.1.

       I.32 "EMPLOYEE" means any person who rendered services as a common law employee to a Commonly Controlled Entity or is on an Authorized Leave of Absence, including the period of time before which the trade or business became a Commonly Controlled Entity, but excluding the period of time after which it ceases to be a Commonly Controlled Entity. Any individual considered an Employee of a Commonly Controlled Entity under Section 414(n) of the Code shall be deemed employed by the Commonly Controlled Entity for which the individual performed services.

       I.33 "EMPLOYER" means the Company and any Commonly Controlled Entity which has adopted the Plan; provided, that an entity will cease to be an Employer when it ceases to be a Commonly Controlled Entity.

       I.34 "EMPLOYMENT DATE" means the day an Employee first earns an Hour of Service; provided, however, with respect to an Employee who incurs a Period of Severance on or after December 1, 1992 of twelve (12) consecutive months or more, the Employment Date for such Employee shall be adjusted forward in time by a period of days equal to the number of days in the Period of Severance.

       I.35 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to any specific section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

       I.36   "FAIR MARKET VALUE" means:

              (a) with respect to a security for which there is a generally recognized market, the price of the security prevailing on a national securities exchange which is registered under Section 6 of the Securities Act of 1934;

              (b) unless determined otherwise by the Committee, with respect to any guaranteed income contract, the value reported by the issuing company or bank;

              (c) with respect to a Participant loan, the unpaid principal and accrued interest; and

              (d) for any other asset, the fair market value of the asset, as determined in good faith by the Trustee or the Committee in accordance with regulations promulgated under Section 3(18) of ERISA.

       I.37 "FORFEITURE" means the portion of the Participant's Accrued Benefit which is forfeited pursuant to the terms of the Plan.

       I.38 "FORFEITURE ACCOUNT" means an account holding amounts forfeited by Participants.

       I.39 "HIGHLY COMPENSATED ELIGIBLE EMPLOYEE" OR "HCE" means, effective January 1, 1997, a highly compensated active employee or highly compensated former employee.

       A highly compensated employee means each Employee who received Compensation from the Employer in excess of $80,000 (as adjusted annually by the Commissioner of the Internal Revenue Service for increases in the cost-of-living in accordance with Section 414(q) of the Code) during the look-back year and, if the Employer so elects, was among the top-paid group of Employees during the look-back year. The term highly compensated employee also includes Employees who are five percent (5%) owners (as defined in Section 414(a)(2) of the Code) at any time during the look-back year or determination year.

       For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

       An Employee is in the top-paid group of Employees for a year if such Employee is in the group consisting of the top-paid twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such year.

       The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group and the Compensation considered, will be made in accordance with
Section 414(q) of the Code and the regulations thereunder.

       I.40 "HOUR OF SERVICE" means each hour for which an Employee is directly or indirectly paid or entitled to payment by a Commonly Controlled Entity for the performance of duties each hour for which an Employee is entitled to:

              (a) payment for the performance of duties for any Commonly Controlled Entity;

              (b) payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

              (c) back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Company (and these hours shall be credited to the period to which the agreement pertains); or

              (d) no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

The crediting of hours shall be made in accordance with Department of Labor regulation section 2530.200b-2 and 3. Actual hours shall be used whenever an accurate record of hours are maintained for an Employee.

       I.41 "INTERNAL REVENUE CODE" OR "CODE" means the Internal Revenue Code of 1986, as amended, any subsequent Internal Revenue Code and final Treasury Regulations. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

       I.42 "INVESTMENT ELECTION" means an election by which a Participant directs the investment of his or her Contributions by voice response to the telephone number provided by the Named Fiduciary to whom it is spoken, or on such form that may be required by the Named Fiduciary to whom it is delivered. No Investment Election shall be deemed to have been given to the Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Named Fiduciary for this purpose.

       I.43 "INVESTMENT FUND" OR "FUND" means one or more collective investment funds, a pool of assets, or deposits with the Custodian, a mutual fund, insurance contract, or managed pool of assets. The Investment Funds authorized by the Committee are listed in Appendix A.

       I.44 "LIMITED DEFERRALS" means Elective Deferrals subject to the limits of Code Section 401(a)(30).

       I.45 "MATERNITY/PATERNITY ABSENCE" means a paid or unpaid and unapproved absence from employment with a Commonly Controlled Entity (1) by reason of the pregnancy of the Employee; (2) by reason of the birth of a child of the Employee; (3) by reason of the placement of a child under age eighteen (18) in connection with the adoption of such child by the Employee (including a trial period prior to adoption); and (4) for the purpose of caring for a child of the Employee immediately following the birth or adoption of such child. The Employee must prove to the satisfaction of the Committee or its agent that the absence meets the above requirements and must supply information concerning the length of the absence unless the Committee has access to relevant information without the Employee submitting it.

       I.46   "NAMED FIDUCIARY" means:

              (a) with respect to the management and control of the Plan's administration and operation over which each has discretionary authority, the Committee;

              (b)    with respect to the implementation of a Participant's or

       Beneficiary's Investment Election or Conversion Election, the Committee or other such person appointed under the terms of the Trust Agreement.

       I.47 "NON-HIGHLY COMPENSATED EMPLOYEE" OR "NHCE" means an Employee who is not an HCE.

       I.48 "NORMAL RETIREMENT DATE" means the date a Participant attains sixty-five (65) years of age; provided that, with respect to a Participant who was a participant in the Brenco Supplemental Pension Plan prior to May 1, 1999, Normal Retirement Date shall mean the date the Participant attains age sixty-two (62) years of age.

       I.49 "NOTICE DATE" means the date established by the Committee as the deadline for it to receive notification with respect to an administrative matter in order to be processed as of a Change Date designated by the Committee.

       I.50 "PARTICIPANT" means an Eligible Employee who begins to participate in the Plan after completing the eligibility requirements. A Participant's participation continues until his or her Termination of Employment and his or her Accrued Benefit is distributed or forfeited.

       I.51 "PAYMENT DATE" means the date on or after the Settlement Date on which a Participant's Accrued Benefit is distributed or commences to be distributed, which date shall be at least the minimum number of days required by law, if any, after the date the Participant has received any notice required by law, if any.

              If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.41(a)-11(c) of the Income Tax Regulations is given, provided that:

              (a) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

              (b) the Participant, after receiving the notice, affirmatively elects a distribution.

       I.52 "PERIOD OF SEVERANCE" means the period of time measured from the later of (a) an Employee's Termination of Employment, and (b) the conclusion of a Maternity/Paternity Absence of no longer than twelve (12) consecutive months, to the date thereafter he or she first earns an Hour of Service.

       I.53 "PLAN" means the VARLEN CORPORATION PROFIT SHARING AND RETIREMENT SAVINGS PLAN, as set forth herein and as hereafter may be amended from time to time.

       I.54 "PLAN YEAR" means the annual accounting period of the Plan and Trust which ends on each December 31.

       I.55 "QDRO" means a domestic relations order which the Committee has determined to be a qualified domestic relations order within the meaning of
Section 414(p) of the Code.

       I.56 "QUALIFIED MATCHING CONTRIBUTION" means a Matching Contribution that is treated as a Pre-Tax Contribution and posted to the Pre-Tax Account.

       I.57   "RELATED PLAN" means:

              (a) with respect to Section 401(k) and 401(m) of the Code, any plan or plans maintained by a Commonly Controlled Entity which is treated with this Plan as a single plan for purposes of Sections 401(a)(4) or 410(b) of the Code; and

              (b) with respect to Section 415 of the Code, any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by a Commonly Controlled Entity, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan".

       I.58   "ROLLOVER CONTRIBUTION" means:

              (a) a rollover contribution as described in Section 402(c) of the Code (or its predecessor); or

              (b) a Trustee Transfer (1) to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under Code Section 401(a), which plan provides for such transfer; (2) with respect to which the benefits otherwise protected by Code Section 411 in such transferor plan are no longer required by Code Section 411 to be protected in this Plan; and (3) which does not include amounts subject to Code Section 401(k).

       I.59 "SETTLEMENT DATE" means the date on which the transactions from the most recent Trade Date are settled.

       I.60   "SPOUSAL CONSENT" means the irrevocable written consent given by a

Spouse to a Participant's election (or waiver) of a specified form of benefit or Beneficiary designation. The Spouse's consent must acknowledge the effect on the Spouse of the Participant's election, waiver or designation and be duly witnessed by a Plan representative or notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before the Sweep Date associated with the Settlement Date upon which payments will begin. Spousal Consent also means a determination by the Administrator that there is no Spouse, the Spouse cannot be located or such other circumstances as may be established by applicable law.

       I.61 "SPOUSE" means a person who, as of the earlier of a Participant's Payment Date and death, is alive and married to the Participant within the meaning of the laws of the State of the Participant's residence as evidenced by a valid marriage certificate or other proof acceptable to the Committee. A spouse who was the Spouse on the Payment Date but who is divorced from the Participant at the Participant's death shall still be the Spouse at the date of the Participant's death, except as otherwise provided in a QDRO.

       I.62 "SWEEP DATE" means the date established by the Committee as the cutoff date and time for the responsible Named Fiduciary to receive notification with respect to a financial transaction for an Accounting Period in order to be processed with respect to a Trade Date designated by the Committee.

       I.63 "TERMINATION OF EMPLOYMENT" occurs when a person ceases to be an Employee or if earlier, the first anniversary of the date his or her Authorized Leave of Absence commenced, as determined by the personnel policies of the Commonly Controlled Entity to whom he or she rendered services; provided, however, where a Commonly Controlled Entity ceases to be such with respect to an Employee as a result of either an asset sale or stock sale an Employee of the Commonly Controlled Entity shall be deemed not to have incurred a Termination of Employment: (a) unless the Committee shall make a determination that the transaction satisfies Section 401(k) of the Code, or if no such determination is made, until such Employee ceases to be employed by the successor to the Commonly Controlled Entity; or (b) if the Committee shall make a Trustee Transfer of his or her Accrued Benefit. Transfer of employment from one Commonly Controlled Entity to another Commonly Controlled Entity shall not constitute a Termination of Employment for purposes of the Plan.

       I.64 "TRADE DATE" means the date as of which a financial transaction occurs, however with respect to a transaction involving Investment Funds maintained on a share accounting methodology, the transaction shall be executed based upon the average of the proceeds or purchase price of sales and purchases, respectively, of a share each day a transaction occurs with respect to an Accounting Period.

       I.65 "TRUST" means the legal entity resulting from the agreement between the Company and the Trustee and all amendments thereto, in which some or all of the assets of this Plan will be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

       I.66 "TRUST AGREEMENT" means the agreement between the Company and the Trustee establishing the Trust, and any amendments thereto.

       I.67 "TRUST FUND" means any property, real or personal, received by and held by the Trustee, plus all income and gains and minus all losses, expenses, withdrawals and distributions chargeable thereto.

       I.68 "TRUSTEE" means any corporation, individual or individuals designated in the Trust Agreement who shall accept the appointment as Trustee to execute the duties of the Trustee as set forth in the Trust Agreement.

       I.69 "TRUSTEE TRANSFER" means a transfer from the Custodian of an amount, elected by and for the benefit of a Participant, to the custodian of an eligible retirement plan, within the meaning of Section 402(c)(8)(B) of the Code; provided that with respect to any withdrawal or distribution from the Plan, a Participant may elect a transfer to only one eligible retirement plan, except as may otherwise be determined by the Committee, in a uniform and nondiscriminatory manner.

       I.70 "VALUATION DATE" means the close of business each Accounting Period, and such other dates as may be determined by the Committee.

       I.71 "VESTING SERVICE" means the sum of an Employee's Years of Service; provided however, Years of Service shall be disregarded if such Years of Service were earned prior to the date the Employee's Employer became a Commonly Controlled Entity, unless the Committee makes a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner.

       I.72   "YEAR OF SERVICE" means:

              (a) for service from January 1, 1992, each twelve (12) month period of Continuous Service;

              (b) a period of Continuous Service from January 2, 1991 through January 1, 1992; and

              (c) for Computation Periods ending before January 2, 1991, a Computation Period in which an Employee is credited with at least 1,000 Hours of Service.

Notwithstanding the foregoing, Years of Service will be calculated as follows if (and only if) it would be of benefit to the Employee:

              (d) for service from January 1, 1992, each twelve (12) month period of Continuous Service;

              (e) the Computation Period from January 2, 1991 through January 1, 1992, but only if an Employee is credited with at least 1,000 Hours of Service in such period; and

              (f) for Computation Periods ending before January 2, 1991 a Computation Period in which an Employee is credited with at least 1,000 Hours of Service.

              An Employee's service with a company, the assets of which are acquired by a Commonly Controlled Entity, shall only be counted as employment with such Commonly Controlled Entity in the determination of his or her Years of Service if (1) the Committee directs that credit for such service be granted, or (2) a qualified plan of the acquired company is subsequently maintained by any Employer or Commonly Controlled Entity.

ARTICLE II
-------------------------------------------------------------------------------

                                    PARTICIPATION

       II.1   ELIGIBILITY.  On or after the Effective Date as to each Employer:

              (a) PARTICIPANT ON MAY 1, 1999. Each person who has an Accrued Benefit on May 1, 1999 shall become a Participant as of May 1, 1999.

              (b) OTHER ELIGIBLE EMPLOYEE. Each other Eligible Employee shall become a Participant on the first day of each Plan Year quarter on or after the date he or she completes six months of Continuous Service.

       II.2   REEMPLOYMENT.

              (a) ELIGIBLE EMPLOYEE WAS PREVIOUSLY A PARTICIPANT. An Eligible Employee who previously was a Participant prior to his or her Termination of Employment shall become a Participant on the first day of the next payroll period.

              (b) ELIGIBLE EMPLOYEE HAD A TERMINATION PRIOR TO NEXT CHANGE DATE. An Eligible Employee who previously completed six months of Continuous Service and who had a Termination of Employment before he or she became a Participant shall be eligible to become a Participant on the later of (1) the date he or she would have become a Participant but for his or her Termination of Employment, or (2) the date he or she again performs an Hour of Service.

       II.3 PARTICIPATION UPON CHANGE OF JOB STATUS. An Employee who is not an Eligible Employee shall become a Participant on the later of (1) the date he or she would have become a Participant had he or she always been an Eligible Employee, and (2) the date he becomes an Eligible Employee.

ARTICLE III
-------------------------------------------------------------------------------

                              PARTICIPANT CONTRIBUTIONS

       III.1  PRE-TAX CONTRIBUTION ELECTION.

              (a) A Participant who is an Eligible Employee and who desires to have Pre-Tax Contributions made on his or her behalf by his or her Employer shall file a Contribution Election, pursuant to procedures specified by the Committee, specifying his or her Contribution Percentage of not less than one percent (1%) nor more than fourteen percent (14%) (stated as a whole integer percentage) and authorizing the Compensation otherwise payable to him or her to be reduced.

              (b) Notwithstanding Subsection (a) hereof, for any Plan Year the Committee may determine that the maximum Contribution Percentage shall be greater or lesser than the percentages set forth in Subsection
       (a) hereof. Otherwise, the maximum Contribution Percentage as provided in Subsection (a) hereof shall apply.

              (c) A Participant's Contribution Election shall be effective only with respect to Compensation not yet paid as of the date the Contribution Election is effective. A Contribution Election received on or before a Notice Date shall become initially effective with respect to payroll cycles ended after the applicable Change Date. However, the Committee, in its sole discretion, may declare an additional window period to Participants. Any Contribution Election which has not been properly and fully executed will be deemed not to have been received and be void.

       III.2 ELECTION PROCEDURES. A Participant's Contribution Election shall continue in effect (with automatic adjustment for any change in his or her Compensation) until the earliest of the date (1) his or her Contribution Election is changed in accordance with paragraph (a) hereof; (2) he or she ceases to be paid as an Eligible Employee; or (3) his or her Contribution Election is canceled in accordance with paragraph (b) hereof.

              (a) CHANGING THE ELECTION. A Participant may increase or decrease his or her Contribution Percentage (subject to the percentage limits stated above) only once each Change Date by making a new Contribution Election, pursuant to procedures specified by the Committee, on which is specified the amount of the Contribution Percentage.

                     (1) If such Contribution Election is received by the Notice

                            Date, the change shall be effective with respect to the first payroll cycle ended after the Change Date.

                     (2) However, if the Committee deems it necessary, the Committee may specify an additional window period to Participants.

                     (3) The amount of increase or decrease of such Contribution Percentage shall be effective only with respect to Compensation not yet paid.

                     (4) Any Contribution Election which has not been properly and fully executed will be deemed not to have been received and be void.

              (b) CANCELING THE ELECTION. A Participant desiring to cancel his or her existing Contribution Election and reduce his or her Contribution Percentage to zero must make a new Contribution Election, pursuant to procedures specified by the Committee. The Committee will establish procedures, to be administered in a uniform and nondiscriminatory manner, for allowing a Participant to cancel his or her Contribution Election. Any Contribution Election received on or before a Notice Date shall become effective with respect to the payroll cycle ended after the next Change Date. A Participant who is an Eligible Employee and who has canceled his or her Election may again make a Contribution Election at any time. If such Contribution Election is received by the Notice Date, it shall become effective with respect to the first payroll cycle ended after the next Change Date. Any Participant who has improperly or not fully executed a Contribution Election will be deemed not to have made an Election.

              (c) CONTINUATION OF ELECTIONS UNDER BRENCO SUPPLEMENTAL PENSION PLAN. A Participant's Contribution election under the Brenco Supplemental Pension Plan immediately prior to that plan's merger into the Plan shall continue in effect notwithstanding such merger, until such time as is otherwise provided under this Section 3.2.

       III.3 LIMITATION OF ELECTIVE DEFERRALS FOR ALL PARTICIPANTS. A Participant's Limited Deferrals for any calendar year shall not exceed the Contribution Dollar Limit. If a Participant advises the Committee that he or she has Elective Deferrals (reduced by Elective Deferrals previously distributed or which are characterized as a result of the application of Code Section 401(k)(3) to such Participant) in excess of the Contribution Dollar Limit ("Excess Deferral"), the Committee shall return such Excess Deferrals for the taxable year to the Participant. To the extent the Participant's

Limited Deferrals exceed the Contribution Dollar Limit, the Employer may notify the Plan on behalf of the Participant (and "Excess Deferral" shall be calculated by taking into account only Limited Deferrals). If such advice was received by the Committee during the taxable year, the Plan shall distribute the Excess Deferral as soon as administratively feasible. If such advice was received by the Committee after the taxable year but no later than March 1 (or as late as April 14, if allowed by the Committee) following the close of the taxable year, the Committee shall cause the Plan to return such Excess Deferral no later than April 15 immediately following the end of such taxable year, adjusted by income allocable to that amount.

       The net investment gain or loss associated with the Excess Deferral is calculated as follows:


                               G
                        E x-------- x (1+(10% x M))
                            (AB-G)

where:

       E      =      the Excess Deferral amount,

       G      =      the net gain or loss for the Plan Year in the Participant's
                     Pre-Tax Account,

      AB      =      the total value of the Participant's Pre-Tax Account,
                     determined as of the end of the calendar year being corrected,

       M      =      the number of full months from the calendar year end to the date the excess amount is paid, plus one for the month during which payment is to be made if payment will occur after the 15th of that month.

If the application of the limitations in this Section results in a reduction of previously contributed Pre-Tax Contributions on behalf of a Participant, Matching Contributions allocable with respect thereto (prior to such reduction) which are not distributed under the ACP Test shall be forfeited.

ARTICLE IV
-------------------------------------------------------------------------------

                    EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

       IV.1   PRE-TAX CONTRIBUTIONS.

              (a) FREQUENCY AND ELIGIBILITY. Subject to the limits of the Plan and to the Committee's authority to limit Contributions under the terms of this Plan, for each period for which a Contribution Election is in effect, the Employer shall contribute to the Plan on behalf of each Participant an amount equal to the amount designated by the Participant as a Pre-Tax Contribution on his or her Contribution Election.

              (b) ALLOCATION. The Pre-Tax Contribution shall be allocated to the Pre-Tax Account of the Participant with respect to whom the amount is paid.

              (c) TIMING, MEDIUM AND POSTING. Pre-Tax Contributions shall be paid to the Custodian in cash and posted to each Participant's Pre-Tax Account by the Committee as soon as such amounts can reasonably be balanced against the specific amount made on behalf of each Participant. Pre-Tax Contributions shall be paid to the Custodian not more than ninety
       (90) days after the date amounts are deducted from the Participant's Compensation.

       IV.2   MATCHING CONTRIBUTIONS.

              (a) FREQUENCY AND ELIGIBILITY. Subject to the limits of the Plan and to the Committee's authority to limit Contributions under the Plan, for each period for which Participants' Contributions are made, the Employer shall make Matching Contributions as described in the following Allocation Method paragraph on behalf of each Participant who contributed during the period.

              (b) ALLOCATION METHOD. The Matching Contributions for each period shall total twenty-five percent (25%) of the sum of each eligible Participant's Pre-Tax Contributions for the period, provided that no Matching Contributions shall be made based upon a Participant's Contributions in excess of six percent (6%) of his or her Compensation. The Employer may change the twenty-five percent (25%) matching rate or the six percent (6%) of considered Compensation to any other percentages, including zero (0%). Notwithstanding the foregoing, for any Participant who is an Eligible Employee included in Appendix B, the Matching Contributions, if any, made by the Employer on behalf of such Participant shall be as is provided in Appendix B.

              (c) TIMING, MEDIUM AND POSTING. The Employer shall make each period's Matching Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Committee shall post such amount to each Participant's Matching Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Matching Account.

              (d) COMPENSATION. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

       IV.3   SPECIAL CONTRIBUTIONS.

              (a) FREQUENCY AND ELIGIBILITY. Subject to the limits of the Plan and to the Committee's authority to limit Contributions under the Plan, for each Plan Year, the Employer may make a Special Contribution in an amount determined by the Board on behalf of each Non-Highly Compensated Employee Participant.

              (b) ALLOCATION METHOD. The Special Contribution, together with any available Forfeiture Account amount to be applied as a Special Contribution, for each period shall be allocated among eligible Participants as determined by the Board, subject to a maximum dollar amount which may be contributed on behalf of any Participant as determined by the Committee.

              (c) TIMING, MEDIUM AND POSTING. The Employer shall make each period's Special Contribution in cash as soon as is feasible, but no later than twelve (12) months after the end of the Plan Year to which it is allocated. The Committee shall post such amount to each Participant's Special Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Special Account.

              (d) COMPENSATION. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made, provided the Eligible Employee is a Participant during such period.

       IV.4   PROFIT SHARING CONTRIBUTIONS.

              (a) FREQUENCY AND ELIGIBILITY. Subject to the limits of the Plan and to the Committee's authority to limit Contributions under the Plan, for each Plan Year, the Employer may make a Profit Sharing Contribution in an amount determined by the Board with respect to the Varlen Corporate Office and by the Company's Chief Executive Officer with respect to each Participant who was an Eligible Employee on the last day of the period, subject to Appendix B, provided, however, that consistent with the foregoing, such Profit Sharing Contribution may vary among the various subsidiaries, divisions or other business units of the Company, pursuant to criteria established by the Committee and applied on a uniform basis. In addition, and consistent with the foregoing, such Contribution shall be made on behalf of each Participant who ceased being an Employee during the period after having attained his or her Normal Retirement Date, having attained fifty-five (55) years of age and completing five
       (5) years of Continuous Service, or by reason of his or her Disability or death; subject to Appendix B.

              (b) ALLOCATION METHOD. The Profit Sharing Contribution for each period shall be allocated, pursuant to criteria established by the Committee and applied on a uniform basis, within each subsidiary, division or business unit of the Company, among eligible Participants in direct proportion to their Compensation. Any available Forfeiture Account amount to be applied as a Profit Sharing Contribution for each period shall be allocated among eligible Participants pro rata, on a per Participant basis.

              (c) TIMING, MEDIUM AND POSTING. The Employer shall make each Plan Year Profit Sharing Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Committee shall post such amount to each Participant's Employer Account once the total Profit Sharing Contribution received has been balanced against the specific amount to be credited to each Participant's Employer Account.

              (d) COMPENSATION. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

       IV.5   MISCELLANEOUS.

              (a) DEDUCTION LIMITS. In no event shall the Employer Contributions for a Plan Year exceed the maximum the Company estimates will be deductible (or which would be deductible if the Employers had taxable income) by any Employer or Commonly Controlled Entity under
       Section 404 of the Code ("Deductible Amount"). Any amount in excess of the Deductible Amount shall not be contributed in the following order of Contribution type, to the extent needed to eliminate the excess:

                     (1) Each Participant's allocable share of Pre-Tax Contributions for the Plan Year will be reduced by an amount equal to the excess of the Participant's Pre-Tax Contributions over an amount which bears the same ratio to the amount of Pre-Tax Contributions made to the Plan on behalf of such Participant during the Plan
                            Year as the Deductible Amount available for the Plan Year (reduced by the total amount of other types of Employer Contributions for the Plan
                            Year) bears to the aggregate Pre-Tax
                            Contributions made to the Plan on behalf of all Participants subject to such Deductible Amount during the Plan Year (before the application of this provision).

                     (2) If the application of Section (a)(1) would result in a reduction of a Participant's Pre-Tax Contributions which are matched by Matching Contributions, the rate at which Pre-Tax Contributions are reduced shall be offset by a reduction for each Matching Contribution not made as a result.

                     (3)    Profit Sharing Contributions.

              (b) PROFIT SHARING PLAN. Notwithstanding anything herein to the contrary, the Plan shall constitute a profit sharing plan for all purposes of the Code.

ARTICLE V
-------------------------------------------------------------------------------

                              ROLLOVERS


       V.1 ROLLOVERS. The Committee may authorize the Custodian to accept a Rollover Contribution in cash from an Eligible Employee, but only if he or she is a Participant. The Employee shall furnish satisfactory evidence to the Committee that the amount is eligible for rollover treatment. Such amount shall be posted to the Employee's Rollover Account by the Committee as of the date received by the Custodian.

       If it is later determined that an amount transferred pursuant to the above paragraph did not in fact qualify as a Rollover Contribution, the balance credited to the Employee's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a non-qualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

ARTICLE VI
-------------------------------------------------------------------------------

                             ACCOUNTING FOR PARTICIPANTS'
                          ACCOUNTS AND FOR INVESTMENT FUNDS

       VI.1   INDIVIDUAL PARTICIPANT ACCOUNTING.

              (a) ACCOUNT MAINTENANCE. The Committee shall cause the Accounts for each Participant to reflect transactions involving assets of the Accounts in accordance with this Article. Financial transactions during or with respect to an Accounting Period shall be accounted for at the individual Account level by "posting" each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in dollars or shares depending on the Investment Fund. At any point in time, the Participant's Accrued Benefit shall be equal to the net Fair Market Value of his or her Account determined by using the most recent Trade Date values provided by the Custodian.

              (b) TRADE DATE ACCOUNTING AND INVESTMENT CYCLE. For any transaction to be processed as of a Trade Date, the Committee must receive instructions by the Sweep Date and such instructions shall apply only to amounts held in or posted to the Accounts as of the Trade Date. Financial transactions in an Investment Fund shall be posted to a Participant's Account as of the Trade Date and based upon the Trade Date values provided by the Custodian. All transactions shall be effected on the Settlement Date relating to the Trade Date (or as soon as is administratively feasible).

              (c) SUSPENSION OF TRANSACTIONS. Whenever the Committee considers such action to be in the best interest of the Participants, the Committee in its discretion may suspend from time to time the Trade Date.

              (d) TEMPORARY INVESTMENT. To the extent practicable, the Committee shall direct the Custodian to make temporary investments in a short term interest fund of assets in an Account held pending a Trade Date.

              (e) HOW FEES AND EXPENSES ARE CHARGED TO PARTICIPANTS. Account maintenance fees to the extent not paid by the Employer shall be charged pro rata to each Participant's Account on the basis of each Participant's Accrued Benefit, provided that no fee shall reduce a Participant's Account balance below zero. Transaction type fees (such as special asset fees, investment election change fees, etc.) shall be charged to the Accounts involved in the transaction. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund to the extent not paid by the Employer. Notwithstanding the foregoing, for any Accounting Period beginning as soon as administratively possibly after a favorable determination on this issue is received from the Internal Revenue Service, (and after a Participant's Termination of
       Employment), the Employer shall not pay the fees and expenses chargeable to the Account of a Participant or to an Investment Fund with respect to the Account of a Participant who incurred such Termination of Employment. Such fees and expenses shall be charged directly against the Participant's Account or used to reimburse the Employer for its payment of such fee or expense.

              (f) ERROR CORRECTION. The Committee may correct any errors or omissions in the administration of the Plan by restoring or charging any Participant's Accrued Benefit with the amount that would be credited or charged to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer.

              (g) ACCOUNTING FOR PARTICIPANT LOANS. Participant loans shall be held in a separate Fund for investment only by such Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

       VI.2   ACCOUNTING FOR INVESTMENT FUNDS.

              (a) SHARE ACCOUNTING. The investments in each Investment Fund designated in Appendix A shall be maintained in full and fractional shares. The Committee is responsible for determining the number of full and fractional shares of each such Investment Fund. To the extent an Investment Fund is comprised of a collective investment fund of the Custodian, the net asset and unit values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund to the extent not paid by the Employer.

              (b) ACCOUNTING FOR COMPANY STOCK. The following additional rules shall apply to the Company Stock Fund:

                     (1) SHAREHOLDER RIGHTS. Shareholder Rights with respect to all Company Stock in an Account shall be exercised by the Trustee in accordance with directions from the Participant pursuant to the procedures of the Trust Agreement.

                     (2) TENDER OFFER. If a tender offer is commenced for Company Stock, the provisions of the Trust Agreement regarding the response to such tender offer, the holding and investment of proceeds derived from such tender offer and the substitution of new securities for such proceeds shall be followed.

                     (3) DIVIDENDS AND INCOME. Dividends (whether in cash or in property) and other income received by the Custodian in respect of Company Stock shall be reinvested in Company Stock and shall constitute income and be recognized on an accrual basis for the Accounting Period in which occurs the record date with respect to such dividend; provided that, with respect to any dividend which is reflected in the market price of the underlying stock, the Committee shall direct the Custodian during such trading period to trade such stock the regular way to reflect the value of the dividend, and all Fund transfers and cash distributions shall be transacted accordingly with no accrual of such dividend, other than as reflected in such market price.

                     (4) TRANSACTION COSTS. Any brokerage commissions, transfer taxes, transaction charges, and other charges and expenses in connection with the purchase or sale of Company Stock shall be added to the cost thereof in the case of a purchase or deducted from the proceeds thereof in the case of a sale, to the extent not paid by an Employer; provided, however, where the purchase or sale of Company Stock is with a "disqualified person" as defined in Section 4975(e)(2) of the Code or a "party in interest" as defined in Section 3(14) of ERISA, no commissions may be charged with respect thereto.

       VI.3 ACCOUNTS FOR QDRO BENEFICIARIES. A separate Account shall be established for a Beneficiary entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. Such Account shall be valued and accounted for in the same manner as any other Account.

              (a) INVESTMENT DIRECTION. A QDRO Beneficiary may direct the investment of such Account in the same manner as any other Participant;

       provided, however, a QDRO Beneficiary may not acquire Company Stock.

              (b) DISTRIBUTIONS. A QDRO Beneficiary shall be entitled to payment as provided in the QDRO and permissible under the otherwise applicable terms of this Plan, regardless of whether the Participant is an Employee, and to name a Beneficiary as specified in the QDRO.

              (c) PARTICIPANT LOANS. A QDRO Beneficiary shall not be entitled to borrow from his or her Account. If a QDRO specifies that the QDRO Beneficiary is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall continue to be held in the Participant's Account and shall not be divided between the Participant's and QDRO Beneficiary's Accounts.

       VI.4 SPECIAL ACCOUNTING DURING CONVERSION PERIOD. The Committee and Custodian may use any reasonable accounting methods in performing their respective duties during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in this Section. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation. All or a portion of the Trust assets may be held, if necessary, in a short term interest bearing vehicle, which may include deposits of the Trustee, during the conversion period for establishing such individual Participant Accounts.

       VI.5 ACCOUNTING FOR MERGING BRENCO SUPPLEMENTAL PENSION PLAN ACCOUNT BALANCES. As of the Effective Date, the Brenco Supplemental Pension Plan shall be merged into the Plan pursuant to Section 414(l) of the Internal Revenue Code and the Account balances of each affected Participant shall be redesignated by the Committee consistent with Section 1.2, so that Plan Contributions and other Plan transactions can thereafter be accounted for consistent with this
Article VI.

ARTICLE VII
-------------------------------------------------------------------------------

                         INVESTMENT FUNDS AND ELECTIONS

       VII.1 INVESTMENT FUNDS. Except for a Participant's loan Account, the Trust shall be maintained in various Investment Funds. The Committee may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Custodian.

       VII.2  INVESTMENT OF CONTRIBUTIONS.

              (a) INVESTMENT ELECTION. Each Participant may direct the Trustee, pursuant to procedures specified for that purpose by the responsible Named Fiduciary, to invest Contributions posted to his or her Accounts in one or more Investment Funds. If the Committee directs, for any Accounting Period, Contributions with respect to which the Participant has investment control may be invested separately in the Investment Funds. If the Participant elects to have any such Contributions made on his or her behalf invested in more than one Investment Fund, he or she must designate in whole multiples of five percent (5%) what percentage of the Contribution is to be invested in each such Investment Fund. If the Committee directs, for any Accounting Period, Contributions with respect to which the Participant has investment control may be invested separately in Funds.

              (b) EFFECTIVE DATE OF INVESTMENT ELECTION; CHANGE OF INVESTMENT ELECTION. A Participant's initial Investment Election will be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Investment Election is received pursuant to procedures specified by the Committee. A Participant's Investment Election shall continue in effect, notwithstanding any change in his Compensation or his Contribution Percentage, until the earliest of
       (1) the effective date of a new Investment Election, and (2) the date he ceases to be paid as an Eligible Employee. A change in Investment Election shall be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Participant's new Investment Election is received pursuant to procedures specified by the Committee. Any Investment Election which has not been properly or fully executed will be deemed not to have been received.

              (c) SWITCHING FEES. A reasonable processing fee may be charged directly to a Participant's Account for Investment Election changes in excess of a specified number per Plan Year as determined by the Committee.

       VII.3  INVESTMENT OF ACCOUNTS.

              (a) CONVERSION ELECTION. Notwithstanding a Participant's Investment Election, a Participant or Beneficiary may direct the Trustee, pursuant to procedures specified for that purpose by the responsible Named Fiduciary, to change the interest his or her Accrued Benefit has in one or more Investment Funds. If the Participant or Beneficiary elects to invest his or her Accrued Benefit in more than one (1) Investment Fund, he or she must designate in whole multiples of five percent (5%) or in whole dollar amounts that portion of his Accounts which is to be invested in such Investment Fund. If the Committee directs, for any Accounting Period, Accounts may be invested separately in Funds.

              (b) EFFECTIVE DATE OF CONVERSION ELECTION. A Conversion Election to change a Participant's or Beneficiary's investment of his or her Accrued Benefit in one Investment Fund to another Fund shall be effective with respect to such Funds on the Trade Date(s) which relates to the Sweep Date on which or prior to which the Election is received pursuant to procedures specified by the Committee. Notwithstanding the foregoing, to the extent required by any provisions of an Investment Fund, the effective date of any Conversion Election may be delayed or the amount of any permissible Conversion Election may be reduced. Any Conversion Election which has not been properly or fully executed will be deemed not to have been received.

              (c) SWITCHING FEES. A reasonable processing fee may be charged directly to a Participant's Account for Conversion Election changes in excess of a specified number per Plan Year as determined by the Committee.

       VII.4 ESTABLISHMENT OF INVESTMENT FUNDS. The Committee shall cause to be established one or more Investment Funds set forth in Appendix A. In addition, the Committee may, from time to time, in its discretion:

              (a)    limit investments in or transfers from an Investment Fund;

              (b)    add funding vehicles thereunder;

              (c) liquidate, consolidate or otherwise reorganize an existing Investment Fund; or

              (d)    add a new Investment Fund to Appendix A.

       VII.5 TRANSITION RULES. Effective as of the date any Investment Fund is added or deleted, each Participant and Beneficiary shall have the opportunity to submit new Investment Elections and Conversion Elections to the responsible Named Fiduciary no later than the applicable Sweep Date. The Committee and Custodian may use any reasonable accounting methods in performing their respective duties during the period of transition from one Investment Fund to another, including, but not limited to:

              (a) designating into which Investment Fund a Participant's Accrued Benefit will be invested if the Participant fails to submit a proper Conversion Election form;

              (b) the method for allocating net investment gains or losses and the extent, if any, to which amounts received by and distributions paid from the Trust during this period share in such allocation; and

              (c) investing all or a portion of the Trust's assets in a short-term, interest-bearing Fund during such transition period.

       VII.6 INVESTMENT OF BRENCO SUPPLEMENTAL PENSION PLAN ACCOUNT BALANCES. In connection with the merger of the Brenco Supplemental Pension Plan with and into the Plan, effective as of the Effective Date, the Committee and Custodian shall designate into which Investment Fund a Participant's Brenco Supplemental Pension Plan Accounts shall be mapped, on a uniform basis; provided that each affected Participant shall be provided the opportunity to submit a Conversion Election (pursuant to Section 7.3 but subject to such additional procedures as the Committee shall adopt to facilitate the merger) to direct a change in the interest his or her Accrued Benefit has in one or more Investment Funds. Each affected Participant will also be required to submit a new Investment Election (pursuant to Section 7.2 but subject to such additional procedures as the Committee shall adopt to facilitate the merger).

ARTICLE VIII
-------------------------------------------------------------------------------

                               VESTING AND FORFEITURES

       VIII.1 FULLY VESTED CONTRIBUTION ACCOUNTS.

              A Participant shall be fully vested and have a nonforfeitable right to his or her Accrued Benefit in these Accounts at all times:

                            Brenco Employer Account
                            Brenco Money Purchase Pension Account
                            Pre-Tax Account
                            Post-Tax Account
                            Brenco Retirement Account
                            Rollover Account
                            Matching Account
                            Special Account.

       VIII.2 VESTING; PAYMENT OF ACCRUED BENEFIT ON OR AFTER RETIREMENT OR DISABILITY. A Participant's Accrued Benefit shall be fully vested and nonforfeitable upon the occurrence of any one or more of the following events:

              (a) completion of at least the minimum number of years of Vesting Service in the Vesting Schedule for a 100% nonforfeitable percentage;

              (b)    attainment of Normal Retirement Date;

              (c) his or her Termination of Employment for reason of a Disability; or

              (d)    he or she dies while an Employee.

       VIII.3 VESTING SCHEDULE AND FORFEITURES.

              (a) VESTING. If a Participant has a Termination of Employment, the Participant shall be vested and have a nonforfeitable right to his or her Accrued Benefit in his Employer Account, determined in accordance with the following vesting schedules:


                     YEARS OF VESTING SERVICE    NONFORFEITABLE PERCENTAGE
       Less than 1 year                                 0%
       1 year but less than 2 years                     0%


                                       -33-



       2 years but less than 3 years                    40%
       3 years but less than 4 years                    60%
       4 years but less than 5 years                    80%
       5 years or more                                 100%

       Notwithstanding the preceding sentence, with respect to that portion of a Participant's Accounts that is attributable to amounts transferred from the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan, the Means Stamping Industries, Inc. Retirement Plan, the Consolidated Metco Profit Sharing and Retirement Savings Plan or the Brenco Supplemental Pension Plan, the vested percentage of such amounts shall be no less than their vested percentage under such plan as of the transfer's effective date.

       VIII.4 FORFEITURES.

              (a) FORFEITURE WHERE PAYMENT COMMENCES PRIOR TO A BREAK IN SERVICE. As of the Payment Date of a Participant's nonforfeitable percentage of his or her Accrued Benefit, that portion of his or her Accrued Benefit which is forfeitable shall be forfeited as of the Payment Date. Thereafter, if such person is rehired as an Employee prior to incurring a Break in Service, he or she shall be entitled to make repayment to the Plan of the full amount distributed to him or her on or after the Payment Date no later than the earlier of (1) the date he or she incurs a Break in Service, and (2) the last day of the 5-year period commencing on or after his or her date of reemployment. Upon making repayment in a single payment of the amount distributed to him or her, the amount repaid shall be credited to the Participant's Account from which paid and the Forfeiture shall be reinstated to his or her Accounts and invested in the same manner as the Account to which it is posted.
       The amount required to restore such Participant's Accounts shall be charged against the Plan's Forfeitures, and if insufficient, be made up from additional Employer Contributions.

              If the Employee makes the above-described repayment, such repayment shall be considered to be the "investment in the contract" for purposes of Sections 72(c)(1)(A), 72(f) and 402(e)(4)(D)(i) of the Code in relation to the amount reinstated in his or her Account on account of the repayment.

              (b) FORFEITURE WHERE PAYMENT COMMENCES AFTER A BREAK IN SERVICE. If no Payment Date of a Participant's nonforfeitable Accrued Benefit occurs before having incurred a Break in Service, that portion of the Participant's Accrued Benefit (which is Employer-derived) which is forfeitable as of his or her

       Termination of Employment shall be forfeited as of the completion of a Break in Service. If the Participant is reemployed as an Employee prior to having incurred a Break in Service, the Forfeiture shall not occur. If the Participant is reemployed as an Employee after incurring a Break in Service, the Participant shall be fully vested and have a nonforfeitable interest in that portion of his or her Accounts accrued prior to the Break in Service and not forfeited as a result of such Break in Service. A Participant who incurs a Termination of Employment with a zero vested interest in his or her Accrued Benefit (which is Employer-derived) shall be deemed to have a Payment Date and a Forfeiture of his or her Accrued Benefit as of such Termination of Employment.

       VIII.5 FORFEITURE ACCOUNT.

       A Forfeiture will be posted, no later than as of the last day of the Plan Year in which the Forfeiture arises, to the Forfeiture Account on the Settlement Date for the Trade Date on which the Custodian, at the direction of the Committee, has converted the Forfeiture to cash. No later than the end of such Plan Year, the Forfeiture Account shall be used (in the following order) to reinstate Accrued Benefits and supplement Contributions, to the extent provided in Article IV.

ARTICLE IX
-------------------------------------------------------------------------------

                                  PARTICIPANT LOANS

       IX.1 PARTICIPANT LOANS PERMITTED. The Committee is authorized to establish and administer a loan program for a Participant who is an Eligible Employee or a former Eligible Employee who is a "party in interest" under ERISA pursuant to the terms and conditions set forth in this Article. All loan limits are determined as of the Trade Date the Trustee reserves funds for the loan. The funds will be disbursed to the Participant as soon as is administratively feasible after the next following Settlement Date.

       IX.2   LOAN FUNDING LIMITS.

              The loan amount must meet the following limits:

              (a) PLAN MINIMUM LIMIT. The minimum amount for any loan is $1,000.00.

              (b) PLAN MAXIMUM LIMIT. Subject to the legal limit described in (c) below, the maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is fifty percent (50%) of the following Accounts which are fully vested:

                            Post-Tax Account
                            Brenco Money Purchase Pension Account
                            Employer Account attributable to amounts received
                                   from a merged plan
                            Pre-Tax Account attributable to amounts received
                                   from amerged plan
                            Brenco Retirement Account
                            Rollover Account
                            Matching Account
                            Pre-Tax Account attributable to unmatched Pre-Tax
                                   Contributions
                            Pre-Tax Account attributable to matched Pre-Tax
                                   Contributions
                            Special Account
                            Brenco Employer Account
                            Employer Account.

              (c) LEGAL MAXIMUM LIMIT. The maximum a Participant may borrow, including the outstanding balance of existing loans, is based upon the value of his or her vested interest in this Plan and all other qualified plans maintained by a Commonly Controlled Entity (the "Vested Interest").
       The maximum amount is equal to 50% of his or her Vested Interest, not to exceed $50,000. However, the $50,000 amount is reduced by the Participant's highest outstanding balance of all loans from any Commonly Controlled Entity's qualified plans during the twelve (12) month period ending on the day before the Trade Date on which the loan is made.

       IX.3 MAXIMUM NUMBER OF LOANS. A Participant may have only one loan outstanding at any given time.

       IX.4 SOURCE OF LOAN FUNDING. A loan to a Participant shall be made solely from the assets of his or her own Accounts. The available assets shall be determined first by Contribution Account and then by investment type within each type of Contribution Account. The hierarchy for loan funding by type of Contribution Account shall be the order listed in the preceding Plan Maximum Limit paragraph. Within each Account used for funding, amounts shall first be taken from the available cash in the Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Sweep Date on which the loan is made.

       IX.5 INTEREST RATE. The interest rate charged on Participant loans shall be fixed and equal to the prime rate, plus 1%, of a bank designated by the Committee.

       IX.6 REPAYMENT. Substantially level amortization shall be required of each loan with payments made at least monthly, through payroll deduction, provided that payment can be made by check for prepayments in full, or when a Participant is on an Authorized Leave of Absence, Disabled or transferred to the employ of a Commonly Controlled Entity which is not participating in the Plan. Loans may be prepaid in full at any time. The loan repayment period shall be as mutually agreed upon by the Participant and Committee, not to exceed five (5) years. However, the term may be for any period not to exceed ten (10) years if the purpose of the loan is to acquire the Participant's principal residence.

       IX.7 REPAYMENT HIERARCHY. Loan principal repayments shall be credited to the Participant's Contribution Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Contribution Account in direct proportion to the principal repayment. Loan payments are credited by investment type based upon the Participant's current Conversion Election for that Account.

       IX.8 LOAN APPLICATION, NOTE AND SECURITY. A Participant shall apply for any loan in accordance with a procedure established by the Committee.
The Committee shall administer Participant loans and shall specify the time frame for approving loan applications. All loans shall be evidenced by a promissory note and security agreement, and secured only by a Participant's vested Account balance. The Plan shall have lien on a Participant's Account to the extent of any outstanding loan balance.

       IX.9   DEFAULT, SUSPENSION AND ACCELERATION.

              (a)    DEFAULT.  A loan is treated as a default on the earlier of
       (i) the date any scheduled loan payment is more than ninety (90) days late, provided that the Committee may agree to a suspension of loan payments for up to twelve (12) months for a Participant who is on an Authorized Leave of Absence or Disabled. or (ii) 30 days from the time the Participant receives written notice of the note being due and payable and a demand for past due amounts.

              (b) ACTIONS UPON DEFAULT. In the event of default, the Committee may direct the Trustee to execute upon its security interest in the Participant's Account by segregating the unpaid loan balance from the Account, including interest to the date of default and report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Committee shall instruct the Trustee to distribute the note to the Participant.

              (c) ACCELERATION. A loan shall become due and payable in full once the Participant incurs a Termination of Employment unless he or she is Disabled in which case the note will not be due and payable until the Participant ceases to be Disabled, dies or the note is otherwise due.

ARTICLE X
-------------------------------------------------------------------------------

                                IN-SERVICE WITHDRAWALS

       X.1    WITHDRAWALS FOR 401(k) HARDSHIP.

              (a) REQUIREMENTS. A Participant may request the withdrawal of any amount from the vested portion of his or her Accounts needed to satisfy a financial need by making a withdrawal request in accordance with a procedure established by the Committee. The Committee shall only approve those requests for withdrawals (1) on account of a Participant's "Deemed Financial Need", and (2) which are "Deemed Necessary" to satisfy the financial need.

              (b) "DEEMED FINANCIAL NEED". Financial commitments relating to:

                     (1) costs directly related to the purchase or construction (excluding mortgage payments or balloon payments) of a Participant's principal residence;

                     (2) the payment of expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's Spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code;

                     (3) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or dependents (as defined in Section 152 of the Code); or

                     (4) necessary payments to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence.

              (c) "DEEMED NECESSARY". A withdrawal is "deemed necessary" to satisfy the financial need only if all of these conditions are met:

                     (1) the withdrawal may not exceed the dollar amount needed to satisfy the Participant's documented Financial Hardship, plus an amount necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from such withdrawal;

                     (2) the Participant must have obtained all distributions, other than Financial Hardship distributions, and all nontaxable loans under all plans maintained by the Company or any Commonly Controlled Entity;

                     (3) the Participant will be suspended from making Pre-Tax Contributions, after-tax contributions, or elective contributions subject to a cash or deferred arrangement under the Plan (or under any other qualified or nonqualified plan of deferred compensation maintained by a Commonly Controlled Entity) for at least twelve (12) months from the date the withdrawal is received; and

                     (4) the Dollar Limit for the taxable year immediately following the taxable year in which the Financial Hardship withdrawal is received shall be reduced by the Elective Deferrals for the taxable year in which the Financial Hardship withdrawal is received.

              (d) CONTRIBUTION ACCOUNT SOURCES FOR WITHDRAWAL. All available amounts must first be withdrawn from a Participant's Post-Tax Account. The remaining withdrawal amount shall come only from his or her Accounts in the following priority order:

                            Pre-Tax Account attributable to amounts received
                                   from a merged plan
                            Rollover Account
                            Brenco Retirement Account
                            Pre-Tax Account attributable to unmatched Pre-Tax
                                   Contributions
                            Pre-Tax Account attributable to matched Pre-Tax
                                   Contributions.

       The amount that may be withdrawn from a Participant's Account shall not include any of the following amounts posted to his Account after the end of the Plan Year which ends before July 1, 1989:

                            Special Contributions
                            Qualified Matching Contributions
                            Earnings on the Pre-Tax Account
                            Earnings on a Special Account.

       X.2    ROLLOVER ACCOUNT WITHDRAWALS.

              (a) AMOUNT PERMITTED. A Participant may withdraw up to the entire balance from his or her Rollover Account for any reason. There is no hardship requirement.

              (b) PERMITTED FREQUENCY. There is no restriction on the number of times a Participant may withdraw from this Account.

       X.3    WITHDRAWALS FOR PARTICIPANTS OVER AGE 59-1/2.

              (a) REQUIREMENTS. A Participant who is over age 59-1/2 may withdraw from the vested portion of his or her Contribution Accounts listed in paragraph (b) below.

              (b) CONTRIBUTION ACCOUNT SOURCES FOR WITHDRAWAL. When requesting a withdrawal, a Participant shall first choose whether or not to have amounts taken from his or her Post-Tax Account. Any remaining withdrawal amount shall come only from his or her Accounts, in the following priority order of Contribution Accounts:

                            Employer Account attributable to amounts received
                                   from a merged plan
                            Pre-Tax Account attributable to amounts received
                                   from a merged plan
                            Brenco Money Purchase Pension Account (but only on
                                   or after age 62)
                            Brenco Retirement Account
                            Rollover Account
                            Matching Account
                            Pre-Tax Account attributable to unmatched Pre-Tax
                                   Contributions
                            Pre-Tax Account attributable to matched Pre-Tax
                                   Contributions
                            Special Account
                            Brenco Employer Account
                            Employer Account.

              (c) PERMITTED FREQUENCY. The maximum number of withdrawals permitted from these Accounts after age 59-1/2 is one (1).

       X.4    WITHDRAWAL PROCESSING.

              (a) MINIMUM AMOUNT. The minimum amount for any type of withdrawal is $100.

              (b) APPLICATION BY PARTICIPANT. A Participant must apply for a withdrawal pursuant to procedures specified by the Committee for any type of withdrawal. Only a Participant who is an Employee may make a withdrawal request.

              (c) APPROVAL BY COMMITTEE. The Committee is responsible for determining that a withdrawal request conforms to the requirements described in this Section and notifying the Custodian of any payments to be made in a timely manner.

              (d) TIME OF PROCESSING. The Custodian shall process all withdrawal requests which it receives by a Sweep Date, based on the value as of the Trade Date to which it relates, and fund them on the next Settlement Date. The Custodian shall then make payment to the Participant as soon thereafter as is administratively feasible.

              (e) MEDIUM AND FORM OF PAYMENT. The medium of payment for withdrawals is cash or Direct Rollover. The form of payment for withdrawals shall be a single installment (except to the extent of an Account which includes a transfer from the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan, the Consolidated Metco Profit Sharing and Retirement Savings Plan or the Brenco Supplemental Pension Plan, in which case Section 11.7 shall apply).

              (f) INVESTMENT FUND SOURCES. Within each Account used for funding a withdrawal, amounts shall be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund at the time the withdrawal is made.

              (g) DIRECT ROLLOVER. With respect to any payment hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Committee to have all or some portion of such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with procedures established by the Committee, provided the Committee receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment.

ARTICLE XI
-------------------------------------------------------------------------------

                              DISTRIBUTIONS ON AND AFTER
                              TERMINATION OF EMPLOYMENT


       XI.1   REQUEST FOR DISTRIBUTION OF BENEFITS.

              (a) REQUEST FOR DISTRIBUTION. Subject to the other requirements of this Article, a Participant may elect to have his or her vested Accrued Benefit paid to him or her beginning upon any Settlement Date following his or her Termination of Employment pursuant to procedures specified by the Committee. Such election form shall include or be accompanied by a notice which provides the Participant with information regarding all optional times and forms of payment available. The election must be submitted to the Committee by the Sweep Date that relates to the Payment Date.

              (b) FAILURE TO REQUEST DISTRIBUTION. If a Participant has a Termination of Employment and fails to make a request for distribution by the last Payment Date permitted under this Article, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Participant does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Participant subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture Account or by a contribution from the Employer of the affected Participant.

       XI.2 DEADLINE FOR DISTRIBUTION. In addition to any other Plan requirements and unless the Participant elects otherwise, or cannot be located, the Payment Date of a Participant's vested Accrued Benefit shall be not later than sixty (60) days after the latest of the close of the Plan Year in which (i) the Participant attains the earlier of age sixty-five (65) or his or her Normal Retirement Date, (ii) occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, or (iii) the Participant had a Termination of Employment. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than 60 days after the earliest date on which such amount or location is ascertained. In any case, the Payment Date of the vested Accrued Benefit for a Participant who has had a Termination of Employment shall begin no later than the later of: (i) the Participant's attainment of age sixty-five (65) and (ii) the Participant's Termination of Employment. A Participant that has not had a Termination of Employment may elect to have his or her Payment Date begin as early as the April 1 following the calendar year in which the Participant attains age 70-1/2. Any payment made pursuant to the preceding sentence shall be made in single annual payments in such amounts as may be chosen by the Participant. Notwithstanding anything in the Plan to the contrary, the initial Payment Date of any Participant who is a five percent (5%) owner (within the meaning of Section 416 of the Code) during the Plan Year in which the Participant turns age 70-1/2, shall not be later than the April 1 following the close of said Plan Year, regardless of whether the Participant has had a Termination of Employment. Payments made pursuant to the preceding sentence while the Participant is still an Employee may be limited to the minimum amount required under Section 401(a)(9) or such greater amount as shall be elected by the Participant. All distributions under this Section 11.2 shall comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.

       XI.3 PAYMENT FORM AND MEDIUM. A Participant's vested Accrued Benefit shall be paid in the form of a lump sum or periodic installments as selected by the Participant. As to Participants whose Accounts include a transfer from the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific Profit Sharing Plan or the Freightliner portion of the Consolidated Metco Profit Sharing and Retirement Savings Plan, available forms of payment with respect to such amounts shall also include a single or joint life annuity, as selected by the Participant. For Participants who were participants in the Brenco Supplemental Pension Plan prior to August 1, 1994, such amounts shall also include a single or joint life annuity. All payments will be made in cash (generally by check) and shall be subject to
Section 11.7.

       XI.4 SMALL AMOUNTS PAID IMMEDIATELY. If a Participant has a Termination of Employment and the Participant's vested Accrued Benefit is $5,000 or less, the Participant's Accrued Benefit shall be paid as a single lump sum as soon as administratively feasible after his Termination of Employment.

       XI.5 PAYMENT WITHIN LIFE EXPECTANCY. The Participant's payment election must be consistent with the requirement of Code Section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her spouse may not be recomputed annually.

       XI.6 INCIDENTAL BENEFIT RULE. The Participant's payment election must be consistent with the requirement that, if the Participant's Spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age seventy and one-half (70-1/2), shall not be less than the quotient obtained by dividing (a) the Participant's vested Accrued Benefit as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code Section 401(a)(9).

       XI.7 QJSA AND QPSA INFORMATION AND ELECTIONS. The following information and election rules shall apply to a Participant's Brenco Money Purchase Pension Account and to any Participant who elects an annuity option, but only to the extent such Participant's Accounts include a transfer from the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific Profit Sharing Plan or the Freightliner portion of the Consolidated Metco Profit Sharing and Retirement Savings Plan or to the extent the Participant was a participant in the Brenco Supplemental Pension Plan prior to August 1, 1994:

              (a) "QJSA". A qualified joint and fifty percent (50%) survivor annuity, meaning a form of benefit payment which is the actuarial equivalent of the applicable portion of the Participant's vested Accrued Benefit at the Payment Date, payable to the Participant in monthly payments for life and providing that, if the Participant's Spouse survives him or her, monthly payments equal to fifty percent (50%) of the amount payable to the Participant during his lifetime will be paid to the Spouse for the remainder of such person's lifetime.

              (b) "QPSA". A qualified pre-retirement survivor annuity, meaning that upon the death of a Participant before the Payment Date of the applicable portion of his vested Accrued Benefit, such benefit will become payable to the surviving Spouse as a life annuity, unless Spousal Consent has been given to a different Beneficiary or the surviving Spouse chooses a different form of payment.

              (c)    QJSA INFORMATION TO A PARTICIPANT.  No more than ninety
       (90)
       nor less than thirty (30) days before the Payment Date, each Participant who has a Spouse and requests an annuity form of payment shall be given a written explanation of (1) the terms and conditions of the QJSA which apply to his annuity; (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of this election; (3) the right to revoke this election and the effect of this revocation; and (4) the need for Spousal Consent.

              (d) QJSA ELECTION. A Participant may elect (and such election shall include Spousal Consent if married), at any time within the ninety
       (90) day period ending on the Payment Date, and for at least thirty (30) days after the Participant receives the information described in Section 11.7(c) above, (or at such other times determined under uniform and nondiscriminatory rules as the Committee shall permit and in accordance with applicable regulations and rulings of the Secretary of the Treasury), to (1) waive the right to receive the QJSA and elect an optional form of payment; or (2) revoke or change any such election; however, the Participant (and Participant's Spouse, if applicable) may waive the thirty (30) day waiting period described in this Section 11.7(d) provided that, if such waiting period is waived, distributions under the Plan shall commence more than seven (7) days after the information is provided to the Participant.

              (e) QJSA SPOUSAL CONSENT TO PARTICIPANT LOANS. Spousal Consent must be obtained for any Participant loan which is funded from any amount to which the election in paragraph (d) above applies within the ninety
       (90) day period ending on the date such loan is secured.

              (f) QJSA SPOUSAL CONSENT TO PARTICIPANT IN-SERVICE WITHDRAWALS. Spousal Consent must be obtained for any Participant in-service withdrawal which is funded from any amount to which the election in paragraph (d) above applies within the ninety (90) day period ending on the date of such in-service withdrawal.

              (g) QPSA BENEFICIARY INFORMATION TO PARTICIPANT. Each married Participant who has requested a life annuity form of payment shall be given written information stating that (1) his death benefit is payable to his surviving Spouse; (2) his ability to choose that the benefit be paid to a different Beneficiary; (3) the right to revoke or change a prior designation and the effects of such revocation or change; and
       (4) the need for Spousal Consent. Such information shall be provided during whichever of the following periods ends later:

                     (1) the period that begins one year before the date on which the Participant requests a life annuity form of payment and that ends one year after such date; and

                     (2) the period that begins with the first day of the Plan Year in which the Participant attains age thirty-two (32) and that ends with the close of the Plan Year in which the Participant attains age thirty-five (35).

       Notwithstanding the foregoing, if the Participant incurs a Termination of Employment after requesting a life annuity form of payment, but before attaining age thirty-five (35), the information described in the first sentence of this Subsection shall be provided during the period that begins one year before the date of the Participant's Termination of Employment and that ends one year after such date.

              (h) QPSA BENEFICIARY DESIGNATION BY PARTICIPANT. A married Participant may designate (with Spousal Consent) a non-spouse Beneficiary at any time after the Participant has been given the information in the QPSA Beneficiary Information to Participant paragraph above and upon the earlier of (1) the date the Participant incurs a Termination of Employment, or (2) the beginning of the Plan Year in which that Participant attains age 35.

       XI.8 CONTINUED PAYMENT OF AMOUNTS IN PAYMENT STATUS ON JANUARY 1, 1992. Any person who became a Participant prior to January 1, 1992 only because he had an Accrued Benefit and who had commenced to receive payments prior to January 1, 1992 shall continue to receive such payments in the same form and payment schedule under this Plan.

       XI.9 TEFRA TRANSITIONAL RULE. Notwithstanding any other provisions of this Plan, distribution on behalf of any Participant may be made in accordance with the following requirements (regardless of when such distribution commences):

              (a) The distribution must have been one provided for in the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan, the Means Stamping Industries, Inc. Retirement Plan or the Consolidated Metco Profit Sharing and Retirement Savings Plan.

              (b) The distribution by the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan, the Means Stamping Industries, Inc. Retirement Plan or the Consolidated Metco Profit Sharing and Retirement Savings Plan is one which would not have disqualified the National Metalwares

       Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan, the Means Stamping Industries, Inc. Retirement Plan or the Consolidated Metco Profit Sharing and Retirement Savings Plan under Code Section 401(a)(9) as in effect prior to amendment by TEFRA.

              (c) The distribution is in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

              (d) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

              (e) The Participant had accrued a benefit under the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific 401(k) Tax Deferred Savings Plan, the Precision Scientific Profit Sharing Plan, the Means Stamping Industries, Inc. Retirement Plan or the Consolidated Metco Profit Sharing and Retirement Savings Plan as of December 31, 1983.

              (f) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

       XI.10 DIRECT ROLLOVER. With respect to any payment hereunder which constitutes an Eligible Rollover Distribution, a Participant may direct the Committee to have such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with procedures established by the Committee, provided the Committee receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment.

ARTICLE XII
------------------------------------------------------------------------------

                    DISTRIBUTION OF ACCRUED BENEFITS ON DEATH

       XII.1 PAYMENT TO BENEFICIARY. On the death of a Participant prior to his or Payment Date, his or her vested Accrued Benefit shall be paid to the Beneficiary or Beneficiaries designated by the Participant in a beneficiary designation form provided by the Committee. Death of a Participant on or after his or her Payment Date shall result in payment to his or her Beneficiary of whatever death benefit is provided by the form of payment in effect on his or her Payment Date.

       XII.2 BENEFICIARY DESIGNATION. Each Participant shall complete a beneficiary designation form indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The Participant may change such designation of Beneficiary from time to time by filing a new beneficiary designation form with the Committee. No designation of Beneficiary or change of Beneficiary shall be effective until properly filed with the Committee. Notwithstanding any designation to the contrary, the Participant's Beneficiary shall be the Participant's Spouse to whom the Participant is legally married under the laws of the State of the Participant's residence on the date of the Participant's death and surviving him or her on such date, unless such designation includes Spousal Consent. If the Participant dies leaving no Spouse and either (1) the Participant shall have failed to file a valid beneficiary designation form, or (2) all persons designated on the beneficiary designation form shall have predeceased the Participant, the Committee shall have the Custodian distribute such Participant's Accrued Benefit in a single sum to his or her estate.

       XII.3  BENEFIT ELECTION.

              (a)    REQUEST FOR DISTRIBUTION.

              In the event of a Participant's death prior to his or her Payment Date, a Beneficiary may elect to have the vested Accrued Benefit of a deceased Participant paid to him or her beginning upon any Settlement Date following the Participant's date of death by submitting a completed distribution election form to the Committee. The election must be submitted to the Committee by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

              (b) FAILURE TO REQUEST DISTRIBUTION. In the event a Beneficiary fails to submit a timely distribution request form, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Beneficiary does not respond to the notice or cannot be located, his or her vested
       Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Beneficiary subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture or by a Contribution from the Employer of the affected Beneficiary.

       XII.4 PAYMENT FORM. In the event of a Participant's death prior to his or her Payment Date, a Beneficiary shall be limited to the same form of payment to which the Participant was limited, unless the Participant has elected an annuity form of payment which provides for a QPSA with respect to that portion of his Account which is payable in an annuity form of payment. Payments will be made in cash (generally by check).

       XII.5 TIME LIMIT FOR PAYMENT TO BENEFICIARY. Payment to a Beneficiary must either:

              (a) be completed within five (5) years of the Participant's death; or

              (b) begin within one year of his or her death and be completed within the period of the Beneficiary's lifetime, except that:

                     (1) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age seventy and one-half (70-1/2), payment to his or her Beneficiary must be made at least as rapidly as provided in the Participant's distribution election;

                     (2) If the surviving Spouse is the Beneficiary, payments need not begin until the date on which the Participant would have attained age seventy and one-half (70-1/2) and must be completed within the Spouse's lifetime; and

                     (3) If the Participant and the surviving Spouse who is the Beneficiary die (A) before the April 1 immediately following the end of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2); and (B) before payments have begun to the Spouse, the Spouse will be treated as the Participant in applying these rules.

       XII.6 DIRECT ROLLOVER. With respect to any payment hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Committee to have such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with the procedure established by the Committee, provided the Committee receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment.

       XII.7 QPSA INFORMATION AND ELECTION. The following information and election rules shall apply to any Beneficiary of a Participant who dies prior to his or her Payment Date after having elected an annuity option which provides for a QPSA, but only to the extent his or her Account includes a transfer from the National Metalwares Profit Sharing Plan and Trust, the Precision Scientific Profit Sharing Plan or the Freightliner portion of the Consolidated Metco Profit Sharing and Retirement Savings Plan:

              (a) FORM OF PAYMENT. The applicable portion of the Participant's vested Accrued Benefit will be paid in the form of a QPSA.

              (b) QPSA INFORMATION TO A SURVIVING SPOUSE. Each surviving Spouse who requests a life annuity form of payment shall be given a written explanation of (1) the terms and conditions of being paid the applicable portion of his or her vested Accrued Benefit in the form of a single life annuity, (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of making this election, and (3) the right to revoke this election and the effect of this revocation.

              (c) QPSA ELECTION BY SURVIVING SPOUSE. A surviving Spouse may elect, at any time up to the Sweep Date associated with the Settlement Date upon which payments will begin, to (1) waive the single life annuity and elect an optional form of payment, or (2) revoke or change any such election.

       XII.8 SMALL AMOUNTS PAID IMMEDIATELY. If a Beneficiary's vested Accrued Benefit is $5,000 or less, the Beneficiary's vested Accrued Benefit shall be paid as a single lump sum as soon as administratively feasible.

ARTICLE XIII
------------------------------------------------------------------------------

                                MAXIMUM CONTRIBUTIONS

       XIII.1 DEFINITIONS.

              (a) "ANNUAL ADDITIONS" means with respect to a Participant for any Plan Year the sum of:

                     (1) Contributions and Forfeitures (and any earnings thereon) allocated as of a date within the Plan Year;

                     (2) All contributions, forfeitures and suspended amounts (and income thereon) for such Plan Year, allocated to such Participant's account(s) under any Related Defined Contribution Plan as of a date within such Plan Year;

                     (3) The sum of all after-tax contributions of the Participant to Related Plans for the Plan Year and allocated to such Participant's accounts under such Related Plan as of a date within such Plan Year ("Aggregate Employee Contributions");

                     (4) Solely for purposes of this Section, all contributions to any "separate account" (as defined in Section 419A(d) of the Code) allocated to such Participant as of a date within the Plan Year if such Participant is a "Key Employee" within the meaning of Code Section 416(i); and

                     (5) Solely for purposes of this Section, all contributions to any "individual medical benefit account" (as defined in Section 415(l) of the Code) allocated to such Participant as of a date within the Plan Year.

              (b) "MAXIMUM ANNUAL ADDITIONS" of a Participant for a Plan Year means the lesser of:

                     (1) twenty-five percent (25%) of the Participant's Compensation, or

                     (2) the greater of thirty thousand dollars ($30,000) or one-quarter of the dollar limitation in Code Section 415(b)(1)(A) as adjusted for cost of living increases

                            (determined in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate pursuant to the provisions of
                            Section 415(d) of the Code).

              (c) "ANNUAL EXCESS" means, for each Participant affected, the amount by which the allocable Annual Additions for such Participant exceeds or would exceed the Maximum Annual Addition for such Participant.

       XIII.2 AVOIDING AN ANNUAL EXCESS. Notwithstanding any other provision of this Plan, a Participant's "Annual Additions" for any Plan Year, which is hereby designated as the "limitation year" for the Plan, as that term is used in
Section 415 of the Code, shall not exceed his or her "Maximum Annual Additions." If, at any time during a Plan Year, the allocation of additional Contributions for a Plan Year would produce an Annual Excess, the affected Participant shall receive the Maximum Annual Addition from Contributions, and, at the direction of the Committee, for the remainder of the Plan Year Contributions will be reduced, if possible, to the amount needed for each affected Participant to receive the Maximum Annual Addition.

       XIII.3 CORRECTING AN ANNUAL EXCESS. If for any Plan Year as a result of a reasonable error in estimating a person's Compensation, Elective Deferrals, or such other facts and circumstances which the Internal Revenue Service will permit, a Participant's Annual Excess shall be treated in the following manner:

              (a) Aggregate Employee Contributions allocable under a Related Plan shall be distributed to the Participant, if permitted, by the amount of the Annual Excess.

              (b) If any Annual Excess remains, Pre-Tax Contributions shall be distributed to such Participant.

              (c) If any Annual Excess (adjusted for investment gains and losses) remains, Contributions shall be a Forfeiture for such Participant in the following order:

                            (1)    Matching Contributions; and

                            (2)    Profit Sharing Contributions.

              (d) Any Forfeiture of a Participant's allocations of Contributions under subparagraph (c) above shall be held in the Forfeiture Account and shall be used for the Plan Year to reduce or applied as Contributions. If any such amount remains in the Forfeiture Account, it shall again be held in suspense in the Forfeiture Account and be utilized to reduce future Contributions for succeeding Plan Years.

              (e) Any amounts held in suspense in the Forfeiture Account pursuant to Paragraph (d) above remaining upon Plan termination shall be returned to the Employers in such proportions as shall be determined by the Committee.

       XIII.4 CORRECTING A MULTIPLE PLAN EXCESS. If a Participant's Accounts have or would have an Annual Excess, the Annual Excess shall be corrected by reducing the Annual Addition to this Plan before reductions have been made to other Related Defined Contribution Plans.

       XIII.5 TWO-PLAN LIMIT. Prior to January 1, 2000, if a Participant participates in any Related Defined Benefit Plan, the sum of the "Defined Benefit Plan Fraction" (as defined below) and the "Defined Contribution Plan

Fraction" (as defined below) for such Participant shall not exceed one (called the "Combined Fraction").

              (a) "DEFINED BENEFIT PLAN FRACTION" means, for any Plan Year, a fraction, the numerator of which is the projected benefit payable pursuant to Code Section 415(e)(2)(A) under all Related Defined Benefit Plans and the denominator of which is the lesser of: (i) the product of
       1.25 and the dollar limit in effect for the Plan Year under Code Section 415(b)(1)(A), and (ii) the product of 1.4 and one hundred percent (100%) of the Participant's average Compensation for his or her high three (3) years.

              (b) "DEFINED CONTRIBUTION PLAN FRACTION" means, for any Plan Year, a fraction, the numerator of which is the sum of the Annual Additions (as determined pursuant to Section 415(c) of the Code in effect for such Plan Year) to a Participant's Accounts as of the end of the Plan Year under the Plan or any Related Defined Contribution Plan, and the denominator of which is the lesser of:

                     (1) The sum of the products of 1.25 and the dollar limit under Code Section 415(c)(1)(A) for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor, and

                     (2) the sum of the products of 1.4 and twenty-five percent (25%) of the Participant's Compensation for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor.

       If the Combined Fraction of such Participant exceeds one and if the Related Defined Benefit Plan permits it, the Participant's Defined Benefit Plan Fraction shall be reduced by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he or she participates to the extent necessary to reduce the Combined Fraction of such Participant to one.

       XIII.6 SHORT PLAN YEAR. With respect to any change of the Plan Year (and co-existent limitation year), the dollar limitation of the Maximum Annual Addition for such Plan Year shall be determined by multiplying such dollar amount by a fraction, the numerator of which is the number of months (including fractional parts of a month) in the short Plan Year, and the denominator of which is twelve (12).

       XIII.7 GRANDFATHERING OF APPLICABLE LIMITATIONS. The Plan shall recognize and apply any grandfathering of applicable benefits and contributions limitations which are permitted under ERISA, the Tax Equity and Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986.

ARTICLE XIV
------------------------------------------------------------------------------

                                  ADP AND ACP TESTS

       XIV.1 CONTRIBUTION LIMITATION DEFINITIONS. For purposes of this Article, the following terms are defined as follows:

              (a) "AVERAGE CONTRIBUTION PERCENTAGE" OR "ACP" means, separately, the average of the Calculated Percentage for Participants within the HCE Group and the NHCE Group, respectively, for a Plan Year.

              (b) "AVERAGE DEFERRAL PERCENTAGE" OR "ADP" means, separately, the average of the Calculated Percentage calculated for Participants within the HCE Group and the NHCE Group, respectively, for a Plan Year.

              (c) "CALCULATED PERCENTAGE" means the calculated percentage for a Participant. The calculated percentage refers to either the K-Contributions (including amounts distributed because they exceeded the Contribution Dollar Limit) with respect to Compensation which would have been received by the Participant in the Plan Year but for his or her Contribution Election, or M-Contributions allocated to the Participant's Account as of a date within the Plan Year, divided by his or her Compensation for such Plan Year.

              (d) "M-CONTRIBUTIONS" shall include Matching Contributions (excluding Qualified Matching Contributions). In addition, M-Contributions may include Pre-Tax Contributions and Special Contributions treated as Matching Contributions, but only to the extent that (1) the Committee elects to use them; and (2) they meet the requirements of Code Section 401(m) to be regarded as Matching Contributions. M-Contributions shall not include Matching Contributions which become a Forfeiture because the Contribution to which it relates is in excess of the ADP Test, ACP Test or the Contribution Dollar Limit.

              (e) "K-CONTRIBUTIONS" shall include Pre-Tax Contributions (excluding Pre-Tax Contributions treated as Matching Contributions), but shall exclude Limited Deferrals to this Plan made on behalf of any NHCE in excess of the Contribution Dollar Limit. In addition, Deferrals may include Qualified Matching Contributions and Special Contributions, but only to the extent that (1) the Committee elects to use them and (2) they meet the requirements of Code Section 401(k) to be regarded as elective contributions.

              (f) "HCE GROUP" AND "NHCE GROUP" means, with respect to each Employer and its Commonly Controlled Entities, the respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, or because their pay is greater than zero but does not exceed a stated minimum, but subject to the following:

                     (1) If the Related Plans are subject to the ADP or ACP Test, and are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than 410(b)(2)), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests provided that, for Plan Years beginning after December 31, 1989, plans may only be aggregated if they have the same Plan Year.

                     (2) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Plans, all such arrangements (other than arrangements in plans that are not required to be aggregated for this purpose under Treas. Reg.
                            Section 1.401(k)-1(g)(l)(ii)(B)) with respect to the Plan Years ending with or within the same calendar year shall be aggregated and treated as one arrangement for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage.

       XIV.2 ADP AND ACP TESTS. For each Plan Year, the ADP and ACP for the HCE Group must meet either the Basic or Alternative Limitation when compared to the respective ADP and ACP for the NHCE Group:

              (a) BASIC LIMITATION. The ADP or ACP for the HCE Group may not exceed 1.25 times the ADP or ACP, respectively, for the NHCE Group.

              (b) ALTERNATIVE LIMITATION. The ADP or ACP for the HCE Group is limited by reference to the ADP or ACP, respectively, for the NHCE Group as follows:

       If the NHCE Group             Then the Maximum HCE
       Percentage is:                Group Percentage is:
       -------------                 --------------------
       Less than 2%                 2 times ADP or ACP for the NHCE Group
       2% to 8%                     ADP or ACP for the NHCE Group plus 2%
       More than 8%                 Basic Limitation applies

       XIV.3  CORRECTION OF ADP AND ACP TESTS.

              (a) REDUCTION OF K-CONTRIBUTIONS OR M-CONTRIBUTIONS. If the ADP or ACP are not met or will not be met, the Committee shall determine a maximum dollar amount (in accordance with Sections 401(k)(8) and 401(m)(6) of the Code) for each HCE that would reduce the ADP or ACP of the HCE Group by a sufficient amount to meet the ADP and ACP Tests.

              (b) ADP CORRECTION. Pre-Tax Contributions (including amounts previously refunded because they exceeded the Contribution Dollar Limit) shall be recharacterized by allocating such Pre-Tax Contributions to the Participant's Post-Tax Account within two and one-half months after the close of the Plan Year but not to exceed Ten Percent (10%) of his or her Compensation in an amount equal to the actual K-Contribution minus the maximum Pre-Tax Contribution (as determined under Section 14.4 herein) for each individual HCE. Matching Contributions with respect to such distributed Pre-Tax Contributions shall be forfeited (unless paid to the Participant due to an ACP Correction).

              (c) ACP CORRECTION. Matching Contribution amounts in excess of the maximum percentage of an HCE's Compensation shall, by the end of the next Plan Year, be refunded to the Participant to the extent vested, and forfeited to the extent such amounts were not vested as of the end of the Plan Year being tested.

              (d) INVESTMENT FUND SOURCES. Once the amount of Pre-Tax and Matching Contributions to be refunded is determined, amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) as of the Trade Date as of which the correction is processed.

       XIV.4 METHOD OF CALCULATION. Effective January 1, 1997, the Committee shall determine the maximum permissible Pre-Tax Contribution (and corresponding

Matching Contribution) for HCEs by reducing the appropriate HCE's Pre-Tax Contribution in the following manner until the ADP or ACP Test is satisfied:

              (a) The Pre-Tax Contribution of the HCE(s) with the greatest Pre-Tax Contribution shall be reduced by one dollar ($1.00) until it is equal to the dollar amount of the next greatest HCE Pre-Tax Contribution.

              (b) If more reduction is needed, the procedure in Paragraph (a) shall be repeated as needed.

       XIV.5 MULTIPLE USE TEST. If the Average Contribution Percentage and the Average Deferral Percentage for the HCE Group exceeds the Basic Limitation in both the ADP or the ACP Tests (after correction of the ADP and ACP Test), the ADP and ACP (as corrected) for the HCE Group must also comply with the requirements of Code Section 401(m)(9), which as of the Effective Date require that the sum of these two percentages (as determined after any corrections needed to meet the ADP or ACP Tests have been made) must not exceed the greater of:

              (a)    the sum of

                     (1) the larger of the ADP or ACP for the NHCE Group times 1.25; and

                     (2) the smaller of the ADP or ACP for the NHCE Group, times two (2) if the NHCE Average Percentage is less than two percent (2%), or plus two percent (2%) if it is two percent (2%) or more; or

              (b)    the sum of

                     (1) the lesser of the ADP or ACP for the NHCE Group times 1.25; and

                     (2) the greater of the ADP or ACP for the NHCE Group, times two (2) if the NHCE Average Percentage is less than two percent (2%), or plus two percent (2%) if it is two percent (2%) or more.

       If the multiple use limit is exceeded, the Committee shall determine a maximum ADP or ACP for the HCE Group and shall reduce the ADP or ACP for each HCE in the same manner as would be used to correct to ADP or ACP.

       XIV.6 ADJUSTMENT FOR INVESTMENT GAIN OR LOSS. The net investment gain or loss associated with the K-Contributions and/or M-Contributions to be distributed shall be distributed or charged against a distribution within two and one-half (2-1/2) months but no later than twelve (12) months following the close of the applicable Plan Year. Such gain or loss is calculated as follows:

                                     G
                               Ex----------x(1+(10%xM))
                                   (AB-G)

where:

       E      =             the total excess Deferrals or Contributions,

       G      =             the net gain or loss for the Plan Year from all of
                            an HCE's affected Accounts,

       AB     =             the total value of an HCE's affected Accounts,
                            determined as of the end of the Plan Year being corrected,

       M      =             the number of full months from the Plan Year end to
                            the date excess amounts are paid, plus one for the month during which payment is to be made if payment will occur after the fifteenth (15th) of the month.

       XIV.7 REQUIRED RECORDS. The Committee shall maintain records which are sufficient to demonstrate that the ADP, ACP and Multiple Use Test has been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

       XIV.8 INCORPORATION BY REFERENCE. The provisions of this Section are intended to satisfy the requirements of Code Sections 401(k)(3), (m)(2), (m)(9) and Treas. Reg. Sections 1.401(k)-1(b), 1.401(m)-1(b) and 1.401(m)-2 and, to the extent not otherwise stated in this Section, those Code Sections and Treasury Regulations are incorporated herein by reference.

       XIV.9 COLLECTIVELY BARGAINED EMPLOYEES. The provisions of this Article shall apply separately to Participants who are collectively bargained employees within the meaning of Treas. Reg. Section 1.410(b)-6(d)(2) and for Participants who are not collectively bargained employees.

       XIV.10 QSLOB. The Committee in its sole discretion may apply the provisions of this Article separately with respect to each qualified separate line of business, as defined in Section 414(r) of the Code.

ARTICLE XV
------------------------------------------------------------------------------

                                CUSTODIAL ARRANGEMENTS

       XV.1 CUSTODIAL AGREEMENT. The Committee may enter into one or more Custodial Agreements to provide for the holding, investment and payment of Plan assets, or direct by execution of an insurance contract that all or a specified portion of the Plan's assets be held, invested and paid under such a contract. All Custodial Agreements, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan. Subject to the requirements of the Code and ERISA, the Committee may cause assets of the Plan which are securities to be held in the name of a nominee or in street name provided such securities are held on behalf of the Plan by:

              (a) a bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

              (b) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

              (c) a "clearing agency" as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.

       XV.2 SELECTION OF CUSTODIAN. The Committee shall select, remove or replace the Custodian in accordance with the Custodial Agreement. The subsequent resignation or removal of a Custodian and the approval of its accounts shall all be accomplished in the manner provided in the Custodial Agreement.

       XV.3 CUSTODIAN'S DUTIES. Except as provided in ERISA, the powers, duties and responsibilities of the Custodian shall be as stated in the Custodial Agreement, and unless expressly stated or delegated to the Custodian (with the Custodian's acceptance), nothing contained in this Plan shall be deemed by implication to impose any additional powers, duties or responsibilities upon the Custodian. All Employer Contributions and Rollover Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust, except to the extent such amounts are paid to a Custodian other than the Trustee. An Employer shall have no rights or claims of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply and pay such assets in its hands, in accordance with the directions of the Committee, for the exclusive benefit of the Participants and their Beneficiaries, except as hereinafter provided.

       XV.4 SEPARATE ENTITY. The Custodial Agreement under this Plan from its inception shall be a separate entity aside and apart from Employers or their assets, and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

       XV.5 PLAN ASSET VALUATION. As of each Valuation Date, the Fair Market Value of the Plan's assets held or posted to an Investment Fund shall be determined by the Committee or the Custodian, as appropriate.

       XV.6 RIGHT OF EMPLOYERS TO PLAN ASSETS. The Employers shall have no right or claim of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan; provided, that:

              (a) if the Plan receives an adverse determination with respect to its initial qualification under Sections 401(a), 401(k) and 401(m) of the Code, Contributions conditioned upon the qualification of the Plan shall be returned to the appropriate Employer within one (1) year of such denial of qualification; provided, that the application for determination of initial qualification is made by the time prescribed by law for filing the respective Employer's return for the taxable year in which the Plan is adopted, or by such later date as is prescribed by the Secretary of the Treasury under Section 403(c)(2)(B) of ERISA;

              (b) if, and to the extent that, deduction for a Contribution under Section 404 of the Code is disallowed, Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one (1) year after the disallowance of the deduction;

              (c) if, and to the extent that, a Contribution is made through mistake of fact, such Contribution shall be returned to the appropriate Employer within one year of the payment of the Contribution; and

              (d) any amounts held suspended pursuant to the limitations of Code Section 415 shall be returned to the Employers upon termination of the Plan.

       All Contributions made hereunder are conditioned upon the Plan being qualified under Sections 401(a) or 401(k) and 401(m) of the Code and a deduction being allowed for such contributions under Section 404 of the Code. Pre-Tax Contributions returned to an Employer pursuant to this Section shall be paid to the Participant for whom contributed as soon as administratively convenient. If these provisions result in the return of Contributions after such amounts have been allocated to Accounts, such Accounts shall be reduced by the amount of the allocation attributable to such amount, adjusted for any losses or expenses.

ARTICLE XVI
------------------------------------------------------------------------------

                       ADMINISTRATION AND INVESTMENT MANAGEMENT

       XVI.1 AUTHORITY AND RESPONSIBILITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have overall responsibility for the establishment, amendment, termination, administration and operation of the Plan, for the establishment of a funding policy for the Plan, and for the investment of the Plan's assets. There is hereby delegated to the Committee, as set forth in this Plan and to the Investment Committee, as set forth in the Custodial Agreement, such responsibilities as are designated in each document.

       XVI.2 COMMITTEE MEMBERSHIP. The Committee shall consist of not less than 3 persons, who shall be appointed by the Board of Directors of the Company. In the absence of such appointment of the Committee, the Company will be the Committee. Committee members shall remain in office at the will of the Board of Directors and the Board of Directors may from time to time remove any of said members with or without cause and shall appoint their successors.

       XVI.3 COMMITTEE STRUCTURE. Any individual may be a member of the Committee. Any member of the Committee may resign by delivering his or her written resignation to the Board of Directors, and such resignation shall become effective upon the date specified therein. A member who is an Employee shall automatically cease to be a member upon his or her Termination of Employment.
In the event of a vacancy in membership, the remaining members shall constitute the Committee in question with full power to act until said vacancy is filled.

       XVI.4  COMMITTEE ACTIONS.  The Committee may act as follows:

              (a) The members of the Committee may act at a meeting (including a meeting at different locations by telephone conference) or in writing without a meeting (through the use of a single document or concurrent document).

              (b) Any Committee member by writing may delegate any or all of his or her rights, powers, duties and discretions to any other member with the consent of such other member.

              (c) The Committee shall act by majority decision, which action shall be effective as if such action had been taken by all members of the Committee; provided that by majority action one or more Committee members or other persons may be authorized to act with respect to particular matters on behalf of all Committee members.

              (d) Subject to applicable law, no member of the Committee shall be liable for an act or omission of the other Committee members in which the former had not concurred.

              (e) Any action by the Committee under this Plan shall be treated as an action of a Named Fiduciary under this Plan; provided that, where reference is made in this Plan (or where the Committee designates in writing) that the action is on behalf of the Employer, the Committee shall be acting as an agent of the Employer, pursuant to authority granted by the Employer.

       XVI.5 COMPENSATION. The members of the Committee shall serve without compensation for their services as such.

       XVI.6 RESPONSIBILITY AND AUTHORITY OF THE COMMITTEE REGARDING ADMINISTRATION OF THE PLAN. The Committee on behalf of the Participants will enforce the Plan in accordance with its respective terms and maintain the Plan in the form of a written document as required by law and to maintain its tax-exempt status under the Code. Unless otherwise specifically provided in the Plan, the Committee shall have full and complete authority, responsibility and control over the management, administration, and operation of the Plan, including, but not limited to, the authority and discretion to:

              (a) formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan;

              (b) exercise such discretion as may be required to construe and apply the provisions of the Plan, subject only to the terms and conditions of the Plan;

              (c) appoint and compensate such agents and other specialists (including attorneys, actuaries and accountants) to aid it in the administration of the Plan, and arrange for such clerical, accounting, legal or other services, as the Committee considers necessary or appropriate in carrying out the provisions of the Plan;

              (d) appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Plan as the Committee considers necessary or appropriate;

              (e) delegate to the Custodian any tax withholding or tax reporting obligations it may have under law;

              (f)    be the agent for service of legal process;

              (g) determine the Accounting Periods, Change Date, Notice Date and Sweep Date for various transactions;

              (h) exercise authority regarding the creation, cancellation or change of an Investment Fund; and

              (i) take all necessary and proper acts as are required for the Committee to fulfill its duties and obligations under the Plan.

       XVI.7  ALLOCATIONS AND DELEGATIONS OF RESPONSIBILITY.

              (a) DELEGATIONS. Each Named Fiduciary, respectively, shall have the authority to delegate, from time to time, all or any part of its responsibilities under the Plan to such person or persons as it may deem advisable and to revoke any such delegation of responsibility. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Named Fiduciary. Any Named Fiduciary shall not be liable for any acts or omissions of any such delegate. The delegate shall report periodically to the Named Fiduciary, as applicable, concerning the discharge of the delegated responsibilities.

              (b) ALLOCATIONS. Each Named Fiduciary, respectively, shall have the authority to allocate, from time to time, all or any part of its responsibilities under the Plan to one or more of its members as it may deem advisable, and to revoke such allocation of responsibilities. Any action of the member to whom responsibilities are allocated in the exercise of such allocated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Named Fiduciary. Any Named Fiduciary shall not be liable for any acts or omissions of such member. The member to whom responsibilities have been allocated shall report periodically to the Named Fiduciary, as applicable, concerning the discharge of the allocated responsibilities.

              (c) LIMIT ON LIABILITY. Fiduciary duties and responsibilities which have been allocated or delegated pursuant to the terms of the Plan or the Trust, are intended to limit the liability of each Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c)(2) of ERISA.

       XVI.8 COMMITTEE BONDING. The members of the Committee shall serve without bond (except as otherwise required by federal law).

       XVI.9 INFORMATION TO BE SUPPLIED BY EMPLOYER. Each Employer shall supply to the Committee, within a reasonable time of its request, the names of all Employees, their age, their date of hire, and the amount of Compensation paid to each Employee, the names and dates of all Employees who incurred a Termination of Employment during the Plan Year, and the Hours of Service earned by each Employee during the Plan Year. Each Employer shall provide to the Committee or its delegate such other information as it shall from time to time need in the discharge of its duties. The Committee may rely conclusively on the information certified to it by an Employer.

       XVI.10 RECORDS. The regularly kept records of the Committee (or, where applicable, the Custodian) and any Employer shall be conclusive evidence of the Accrued Benefit of a Participant, his or her Compensation, his or her age, his or her status as an Eligible Employee, and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his or her age at any time prior to retirement, and such correction shall be made if within ninety (90) days after such request he or she furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Committee.

       XVI.11 PLAN EXPENSES. All expenses of the Plan shall be paid by the Trust except to the extent paid by the Employers, and if paid by the Employers such Employers may seek reimbursement of such expenses from the Trust and the Trust shall reimburse the Employers if not prohibited by ERISA. If borne by the Employers, expenses of administering the Plan shall be borne by the Employers in such proportions as the Committee shall determine.

       XVI.12 FIDUCIARY CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

       XVI.13 EMPLOYER'S AGENT. The Committee shall act as agent for each Employer in the administration of the Plan and the investment of the Plan's assets and the Company shall act as agent for each Employer in amending or terminating the Plan.

       XVI.14 PLAN ADMINISTRATOR. The Committee may appoint a plan administrator who may (but need not) be a member of the Committee; and in the absence of such appointment, the Committee shall be the plan administrator.

       XVI.15 APPOINTMENT OF RECORD-KEEPER. The plan administrator has responsibility for the maintenance of the records of the Participants' Accounts in accordance with the terms of the Plan. Such records shall include year-to-date and life-to-date Contributions under the Plan (adjusted for gains, losses and distributions) allocated to each Participant's Accounts and such other information, including such information as the Committee or plan administrator require to satisfy their reporting and disclosure obligations under ERISA and the Code. The plan administrator also has responsibility for preparation and issuance of any and all reports required by the Code with respect to distributions under the Plan and the responsibility with respect to the withholding of any amounts required by the Code to be withheld at the source and to transmit funds withheld and any and all necessary reports with respect to such withholding to the Internal Revenue Service.

       XVI.16 PLAN ADMINISTRATOR DUTIES AND AUTHORITY. Except to the extent that certain responsibilities may be reserved by the Committee to itself or delegated to other fiduciaries, the plan administrator shall perform all such duties as are necessary to operate, administer and manage the Plan in accordance with the terms thereof, including but not limited to the following:

              (a) to determine all questions relating to a Participant's eligibility for participation and benefits under the Plan and to finally resolve, in the exercise of its full and complete discretionary authority, any issues presented through the Plan claims procedure (and any final determination of the Committee shall not be subject to DE NOVO review if challenged in court and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Committee at the time of its decision);

              (b) to provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA Section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner;

              (c) to make appropriate determinations as to allocations of Contributions and the application of Forfeitures; and to make appropriate determination as to whether Rollover Contributions constitute such;

              (d) to interpret and construe the provisions of the Plan, to make regulations and settle disputes within limits which are not inconsistent with the terms thereof;

              (e) where applicable, to provide each Participant or his Spouse with QJSA and QPSA information;

              (f) to adopt and prescribe the use of necessary forms and procedures for giving instructions to the Committee, a Named Fiduciary or the Trustee;

              (g) to prepare and file reports, notices, and any other documents relating to the Plan which may be required by the Secretary of Labor, the Secretary of the Treasury or any other governmental department or agency, including, without limitation, those relating to a Participant's service, accrued benefits, the percentage of such benefits which are nonforfeitable, the date after which benefits are nonforfeitable even if the Participant dies and annual registrations;

              (h) to prepare and distribute to Participants all communication materials required by ERISA;

              (i) to compute and certify to the Custodian the amount and kind of benefits payable to or withdrawn from Participants and Beneficiaries and the date of payment, including withdrawals; and to prescribe procedures to be followed by Participants and Beneficiaries in claiming benefits;

              (j) to keep records relating to Participants and other matters applicable to this Plan, provided that the Committee and the Custodian may, by a separate written agreement, require that the Custodian keep such records;

              (k)    to respond to a QDRO;

              (l) to instruct the Custodian as to Participants' and Beneficiaries' Investment Elections and Conversion Elections;

              (m) to make available for inspection and to provide upon request at such charge as may be permitted and determined by the Committee, documents and instruments required to be disclosed by ERISA;

              (n) to make a determination of whether a Participant is suffering a deemed or demonstrated financial need and whether a withdrawal from this Plan is deemed or demonstrated necessary to satisfy such financial need, provided, however, in making such determination, the plan administrator may rely, if reasonable to do so, upon representations made by such Participant in connection with his or her request for a withdrawal;

              (o) to take such actions as are necessary to establish and maintain in full and timely compliance with any law or regulation having pertinence to this Plan; and

              (p) to have reasonable powers necessary or appropriate to accomplish its duties as plan administrator, including delegation to, employment of, or contracting for the services of others to assist in performing its duties.

       XVI.17 COMMITTEE DECISIONS FINAL. The decision of the Committee in matters within its jurisdiction shall be final, binding, and conclusive upon the Employers and the Custodian and upon each Employee, Participant, Spouse, Beneficiary, and every other person or party interested or concerned.

ARTICLE XVII
-------------------------------------------------------------------------------

                                CLAIMS PROCEDURE

       XVII.1 INITIAL CLAIM FOR BENEFITS. Each person entitled to benefits under this Plan (a "Claimant") must sign and submit his or her claim for benefits to the Committee or its agent in writing in such form as is provided or approved by such Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to his or her filing a claim for benefits and exhausting his or her rights under this Section. When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified by the Committee or agent of its approval or denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant by the Committee or agent prior to the termination of the initial ninety (90) day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and (4) the Claimant's rights to seek review of the denial.

       XVII.2 REVIEW OF CLAIM DENIAL. If a claim is denied, in whole or in part (or if within the time periods prescribed for in the initial claim, the Committee or agent has not furnished the Claimant with a denial and the claim is therefore deemed denied), the Claimant shall have the right to request that the Committee review the denial, provided that the Claimant files a written request for review with the Committee within sixty (60) days after the date on which the Claimant received written notification of the denial. A Claimant (or his or her duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Committee. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing by the Committee of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification by the Committee within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant by the Committee in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures described in this Section, such Claimant shall have no right to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

ARTICLE XVIII
------------------------------------------------------------------------------

                          ADOPTION AND WITHDRAWAL FROM PLAN

       XVIII.1 PROCEDURE FOR ADOPTION. Any Commonly Controlled Entity may by resolution of such Commonly Controlled Entity's board of directors adopt the Plan for the benefit of its employees as of the date specified in the board resolution. No such adoption shall be effective until such adoption has been approved by the Committee.

       XVIII.2 PROCEDURE FOR WITHDRAWAL. An Employer (other than the Company) will be deemed to have withdrawn from the Plan upon resolution to that effect by the Committee. Notwithstanding the foregoing, an Employer will be deemed to have withdrawn from the Plan when it ceases to be a Commonly Controlled Entity. With respect to any Participant whose Employer is deemed to have withdrawn from the Plan because it ceases to be a Commonly Controlled Entity, such Participant's Account shall be fully vested as of the date of such withdrawal, provided there is no successor plan or trust to which the balance of such Participant's Accounts may be transferred.

ARTICLE XIX
-----------------------------------------------------------------------------

                          AMENDMENT, TERMINATION AND MERGER

       XIX.1  AMENDMENTS.

              (a) POWER TO AMEND. The Company, by resolution of the Board of Directors on behalf of all Employers, or the Committee as provided in Subsection (c) below, may amend, modify, change, revise or discontinue this Plan by amendment at any time; provided, however, that no amendment shall:

                     (1) increase the duties or liabilities of the Custodian or the Committee without its written consent;

                     (2) have the effect of vesting in any Employer any interest in any funds, securities or other property, subject to the terms of this Plan and the Custodial Agreement;

                     (3) authorize or permit at any time any part of the corpus or income of the Plan's assets to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries;

                     (4) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

                     (5) amend the provisions of this Plan which either (1) state the amount and price of Company Stock to be awarded to designated officers or categories of officers and, specifically, the timing of such awards, or (2) set forth a formula that determines the amount, price and timing of such awards, shall not be amended more than once every six (6) months, other than to comport with changes in the Code, ERISA or the rules thereunder;

                     (6) permit an Employee to be paid the balance of his or her Pre-Tax Account unless the payment would otherwise be permitted under Code Section 401(k); and

                     (7) have any retroactive effect as to deprive any such person of any benefit already accrued, except that no amendment made in order to conform the Plan as a plan described in Section 401(a) of the Code of which amendments are permitted by the Code or are required or permitted by any other statute relating to employees' trusts, or any official regulations or ruling issued pursuant thereto, shall be considered prejudicial to the rights of any such person.

              (b) RESTRICTION ON AMENDMENT. No amendment to the Plan shall deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, each Participant with at least three (3) years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

                     (1)    sixty (60) days after the amendment is adopted;

                     (2) sixty (60) days after the amendment becomes effective; or

                     (3) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Committee.

       The preceding language concerning an amendment to the Plan's vesting schedule shall also apply when a Plan with a different vesting schedule is merged into this Plan. In addition to the foregoing, the Plan shall not be amended so as to eliminate an optional form of payment of an Accrued Benefit attributable to employment prior to the date of the amendment. The foregoing limitations do not apply to benefit accrual occurring after the date of the amendment.

              (c) THE COMMITTEE. The Committee may amend, modify, change or revise the Plan by amendment if such amendment could have been adopted under this Section and it does not cause a change in the level or type of contributions to be made to the Plan or otherwise materially increase the duties and obligations of any or all Employers with respect to the Plans.

       XIX.2 PLAN TERMINATION. It is the expectation of the Company that it will continue the Plan and the payment of Contributions hereunder indefinitely, but the continuation of the Plan and the payment of Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer. The right is reserved by the Company to terminate the Plan at any time, and the right is reserved by the Company and any other Employer at any time to reduce, suspend or discontinue its Contributions hereunder, provided, however, that the Contributions for any Plan Year accrued or determined prior to the end of said year shall not after the end of said year be retroactively reduced, suspended or discontinued except as may be permitted by law. Upon termination of the Plan or complete discontinuance of Contributions hereunder (other than for the reason that the Employer has had no net profits or accumulated net profits), each Participant's Accrued Benefit shall be fully vested. Upon termination of the Plan or a complete discontinuance of Contributions, unclaimed amounts shall be applied as Forfeitures and any unallocated amounts shall be allocated to Participants who are Eligible Employees as of the date of such termination or discontinuance on the basis of Compensation for the Plan Year (or short Plan
Year). Upon a partial termination of the Plan, the Accrued Benefit of each affected Participant shall be fully vested. In the event of termination of the Plan, the Committee shall direct the Custodian to distribute to each Participant the entire amount of his or her Accrued Benefit as soon as administratively possible, but not earlier than would be permitted in order to retain the Plan's qualified status under Sections 401(a), (k) and (m) of the Code, as if all Participants who are Employees had incurred a Termination of Employment on the Plan's termination date. Should a Participant or a Beneficiary not elect immediate payment of a nonforfeitable Accrued Benefit in excess of five thousand dollars ($5,000), the Committee shall direct the Custodian to continue the Plan and Custodial Agreement for the sole purpose of paying to such Participant his or her Accrued Benefit or death benefit, respectively, unless in the opinion of the Committee, to make immediate single sum payments to such Participant or Beneficiary would not adversely affect the tax qualified status of the Plan upon termination and would not impose additional liability upon any Employer or the Custodian.

       XIX.3 PLAN MERGER. The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each person entitled to benefits would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he or she would have been entitled to immediately before the merger, consolidation or transfer (if the Plan were then terminated). The Committee shall amend or take such other action as is necessary to amend the Plan in order to satisfy the requirements applicable to any merger, consolidation or transfer of assets and liabilities.

ARTICLE XX
------------------------------------------------------------------------------

                               SPECIAL TOP-HEAVY RULES

       XX.1 APPLICATION. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article shall apply and be effective for any Plan Year for which the Plan shall be determined to be a "Top-Heavy Plan" as provided and defined herein.

       XX.2 SPECIAL TERMS. For purposes of this Article, the following terms shall have the following meanings:

              (a)    "AGGREGATE BENEFIT" means the sum of:

                     (1) the present value of the accrued benefit under each and all defined benefit plans in the Aggregation Group determined on each plan's individual Determination Date as if there were a termination of employment on the most recent date the plan is valued by an actuary for purposes of computing plan costs under Section 412 of the Code within the twelve (12) month period ending on the Determination Date of each such plan, but with respect to the first plan year of any such plan determined by taking into account the estimated accrued benefit as of the Determination Date; provided (A) the method of accrual used for the purpose of this Paragraph (1) shall be the same as that used under all plans maintained by all Employers and Commonly Controlled Entities if a single method is used by all stock plans or, otherwise, the slowest accrual method permitted under Section 411(b)(1)(C) of the Code, and (B) the actuarial assumptions to be applied for purposes of this Paragraph (1) shall be the same assumptions as those applied for purposes of determining the actuarial equivalents of optional benefits under the particular plan, except that the interest rate assumption shall be five percent (5%);

                     (2) the present value of the accrued benefit (i.e., account balances) under each and all defined contribution plans in the Aggregation Group, valued as of the valuation date coinciding with or immediately preceding the Determination Date of each such plan, including (A) contributions made after the valuation date but on or prior to the Determination Date, (B) with respect to the first plan year of any plan, any contribution made subsequent to the Determination Date but allocable as of any date in the first plan year, or (C) with respect to any defined contribution plan subject to Section 412 of the Code, any contribution made after the Determination Date that is allocable as of a date on or prior to the Determination Date; and

                     (3) the sum of each and all amounts distributed (other than a rollover or plan-to-plan transfer) from any Aggregation Group Plan, plus a rollover or plan-to-plan transfer initiated by the Employee and made to a plan which is not an Aggregation Group Plan within the Current Plan Year or within the preceding four (4) plan years of any such plan, provided such amounts are not already included in the present value of the accrued benefits as of the valuation date coincident with or immediately preceding the Determination Date.

       The Aggregate Benefit shall not include the value of any rollover or plan-to-plan transfer to an Aggregation Group Plan, which rollover or transfer was initiated by a Participant, was from a plan which was not maintained by an Employer or a Commonly Controlled Entity, and was made after December 31, 1983, nor shall the Aggregate Benefit include the value of employee contributions which are deductible pursuant to Section 219 of the Code.

              (b) "AGGREGATION GROUP" means the Plan and one or more plans (including plans that terminated) which is described in Section 401(a) of the Code, is an annuity contract described in Section 403(a) of the Code or is a simplified employee pension described in Section 408(k) of the Code maintained or adopted by an Employer or a Commonly Controlled Entity in the Current Plan Year or one of the four preceding Plan Years which is either a "Required Aggregation Group" or a "Permissive Aggregation Group".

                     (1) A "REQUIRED AGGREGATION GROUP" means all Aggregation Group Plans in which either (1) a Key Employee participates or (2) which enables any Aggregation Group Plan in which a Key Employee participates to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                     (2) A "PERMISSIVE AGGREGATION GROUP" means Aggregation Group Plans included in the Required Aggregation Group, plus one or more other Aggregation Group
                            Plans, as designated by the Committee in its sole discretion, which satisfy the requirements of Sections 401(a)(4) and 410 of the Code, when considered with the other component plans of the Required Aggregation Group.

              (c) "AGGREGATION GROUP PLAN" means the Plan and each other plan in the Aggregation Group.

              (d) "CURRENT PLAN YEAR" means (1) with respect to the Plan, the Plan Year in which the Determination Date occurs, and (2) with respect to each other Aggregation Group Plan, the plan year of such other plan in which occurs the Determination Date of such other plan.

              (e) "DETERMINATION DATE" means (1) with respect to the Plan and its Plan Year, the last day of the preceding Plan Year; or (2) with respect to any other Aggregation Group Plan in any calendar year during which the Plan is not the only component plan of an Aggregation Group, the determination date of each plan in such Aggregation Group to occur during the calendar year as determined under the provisions of each such plan.

              (f) "FORMER KEY EMPLOYEE" means an Employee (including a terminated Employee) who is not a Key Employee but who was a Key Employee.

              (g) "KEY EMPLOYEE" means an Employee (or a terminated Employee) who at any time during the Current Plan Year or at any time during the four preceding Plan Years is:

                     (1) an officer of a Commonly Controlled Entity whose compensation from a Commonly Controlled Entity during the Plan Year is greater than fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of (A) fifty (50) Employees, or (B) the greater of (i) three (3) Employees or (ii) ten percent (10%) (rounded to the next whole integer) of the greatest number of Employees during the Current Plan Year or any of the preceding four Plan Years shall be considered as officers for this purpose. Such officers considered will be those with the greatest annual compensation as an officer during the five

                            (5) year period ending on the Determination Date;

                     (2) One of the ten employees who owns (or is considered to own within the meaning of Section 318 of the Code) more than a one half percent (1/2%) interest in value and the largest percentage ownership interest in value in a Commonly Controlled Entity and whose total annual compensation from a Commonly Controlled Entity is not less than the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends;

                     (3) A person who owns more than five percent (5%) of the value of the outstanding stock of any Commonly Controlled Entity or more than five percent (5%) of the total combined voting power of all stock of any Commonly Controlled Entity (considered separately) or;

                     (4) A person who owns more than one percent (1%) of the value of the outstanding stock of a Commonly Controlled Entity or more than one percent (1%) of the total combined voting power of all stock of a Commonly Controlled Entity (considered separately) and whose total annual compensation (as defined in section 1.415-2(d) of the Treasury Regulations) from the Employer or a Commonly Controlled Entity is in excess of one hundred and fifty thousand dollars ($150,000).

       The rules of Section 416 (i)(1)(B) and (C) of the Code shall be applied for purposes of determining an Employee's ownership interest in a Commonly Controlled Entity for purposes of Paragraphs (3) and (4) herein. A Beneficiary (who would not otherwise be considered a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee. Any person who is a Key Employee under more than one of the four Paragraphs of this Section shall have his or her Aggregate Benefit under the Aggregation Group Plans counted only once with respect to computing the Aggregate Benefit of Key Employees as of any Determination Date. Any Employee who is not a Key Employee shall be a Non-Key Employee.

              (h) "TOP-HEAVY PLAN" means the Plan with respect to any Plan Year if the Aggregate Benefit of all Key Employees or the Beneficiaries of Key

       Employees determined on the Determination Date is an amount in excess of sixty percent (60%) of the Aggregate Benefit of all persons who are Employees within the Current Plan Year; provided, that if an individual has not performed services for an Employer or a Commonly Controlled Entity at any time during the five (5) year period ending on the Determination Date, the individuals's Accrued Benefit shall not be taken into account. With respect to any calendar year during which the Plan is not the only Aggregation Group Plan, the ratio determined under the preceding sentence shall be computed based on the sum of the Aggregate Benefits of each Aggregation Group Plan totaled as of the last Determination Date of any Aggregation Group Plan to occur during the calendar year.

       XX.3 MINIMUM CONTRIBUTION. For any Plan Year that the Plan shall be a Top-Heavy Plan, each Participant who is an Eligible Employee but who is neither a Key Employee nor a Former Key Employee on the last day of the Plan Year shall have allocated to his or her Matching and Employer Accounts on the last day of the Plan Year a Profit Sharing Contribution in an amount equal to three percent (3%) of such Participant's Compensation not in excess of two hundred thousand dollars ($200,000); provided, however, in no event shall such contribution on behalf of such Participant be less than five percent (5%) of such Compensation if any Aggregation Group Plan is a defined benefit plan which does not satisfy the minimum benefit requirements with respect to such Participant. The amount of Profit Sharing Contributions required to be allocated under this Section for any Plan Year shall be reduced by the amount of Employer Contributions and Forfeitures allocated under this Plan on behalf of the Participant and employer contributions and forfeitures allocated on behalf of the Participant under any other defined contribution plan in the Aggregation Group for the Plan Year. Elective Deferrals to any Aggregation Group Plan made on behalf of a Participant in Plan Years beginning after December 31, 1984 but before January 1, 1989 shall be deemed to be Employer Contributions for the purpose of this Section.
Elective Deferrals and Matching Contributions to Aggregation Group Plans in Plan Years beginning on or after January 1, 1989 shall not be used to meet the minimum contribution requirements of this Section. Where Employer Contributions and Forfeitures allocated on behalf of a Participant are insufficient to satisfy the minimum contribution otherwise required by this Section, an additional employer contribution shall be made and allocated to the Matching or Employer Accounts of such Participant.

       XX.4 MAXIMUM BENEFIT ACCRUAL. For any Plan Year that the Plan is a Top-Heavy Plan, the denominator of the "defined benefit plan fraction" and the denominator of the "defined contribution plan fraction" shall be determined by substituting "1.0" for "1.25"; provided, however, this limit shall not apply with respect to an Employee for any Plan Year during which he accrues no benefit under any plan of the Aggregation Group. The preceding sentence shall not apply if, within this Article, there is substituted "four percent (4%)" for "three percent
(3%)" and "seven and one-half percent (7.5%)" for "five percent (5%)" and "ninety percent (90%)" for "sixty percent (60%)."

ARTICLE XXI
-------------------------------------------------------------------------------

                          MISCELLANEOUS PROVISIONS

       XXI.1 ASSIGNMENT AND ALIENATION. As provided by Code Section 401(a)(13) and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

              (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

              (b) to use a Participant's vested Account balance as security for a loan from the Plan which is permitted pursuant to Code Section 4975.

       XXI.2 PROTECTED BENEFITS. All benefits which are protected by the terms of Code Section 411(d)(6) and ERISA Section 204(g), which cannot be eliminated without adversely affecting the qualified status of the Plan on and after May 1, 1999, shall be provided under this Plan to Participants for whom such benefits are protected. The Committee shall cause such benefits to be determined and the terms and provisions of the Plan (or, to the extent relevant, the Brenco Supplement Pension Plan) immediately prior to May 1, 1999 are incorporated herein by reference and made a part hereof, but only to the extent such terms and provisions are so protected. Otherwise, they shall operate within the terms and provisions of this Plan, as determined by the Committee.

       XXI.3 PLAN DOES NOT AFFECT EMPLOYMENT RIGHTS. The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without Cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

       XXI.4 DEDUCTION OF TAXES FROM AMOUNTS PAYABLE. The Custodian shall deduct from the amount to be distributed such amount as the Custodian, in its sole discretion, deems proper to protect the Custodian and the Plan's assets held under the Custodial Agreement against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Custodian may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant's estate, as the case may be.

       XXI.5 FACILITY OF PAYMENT. If a Participant or Beneficiary is declared an incompetent or is a minor and a conservator, guardian, or other person legally charged with his or her care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his or her care. The decision of the Committee in such matters shall be final, binding, and conclusive upon the Employer and the Custodian and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned. An Employer, the Custodian and the Committee shall not be under any duty to see to the proper application of such payments.

       XXI.6 SOURCE OF BENEFITS. All benefits payable under the Plan shall be paid or provided for solely from the Plan's assets held under the Custodial Agreement and the Employers assume no liability or responsibility therefor.

       XXI.7 INDEMNIFICATION. To the extent permitted by law each Employer shall indemnify and hold harmless each member (and former member) of the Board of Directors, each member (and former member) of the Committee, and each officer and employee (and each former officer and employee) of an Employer to whom are (or were) delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or her (including but not limited to reasonable attorney fees and amounts paid in any settlement relating to the
Plan) by reason of his or her service under the Plan if he or she did not act dishonestly, with gross negligence, or otherwise in knowing violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by an Employer under any by-law, agreement, or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employer and shall not be made directly or indirectly from the assets of the Plan.

       XXI.8 REDUCTION FOR OVERPAYMENT. The Committee shall, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make two reasonable attempts to collect such overpayment from the person.

       XXI.9 LIMITATION ON LIABILITY. No Employer nor any agent or representative of any Employer who is an employee, officer, or director of an Employer in any manner guarantees the assets of the Plan against loss or depreciation, and to the extent not prohibited by federal law, none of them shall be liable (except for his or her own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan. No Employer shall be responsible for any act or failure to act of any Custodian appointed to administer the assets of the Plan.

       XXI.10 COMPANY MERGER. In the event any successor corporation to the Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company upon filing in writing with the Custodian its election so to do.

       XXI.11 EMPLOYEES' TRUST. The Plan and Custodial Agreement are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan, and the Plan and Custodial Agreement shall be interpreted in a manner consistent with their being, respectively, a Plan described in Sections 401(a), 401(k) and 401(m) of the Code and Custodial Agreements exempt under Section 501(a) of the Code. At no time shall the assets of the Plan be diverted from the above purpose.

       XXI.12 GENDER AND NUMBER. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

       XXI.13 INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

       XXI.14 HEADINGS. The headings or articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

       XXI.15 UNIFORM AND NONDISCRIMINATORY TREATMENT. Any discretion exercisable hereunder by an Employer or the Committee shall be exercised in a uniform and nondiscriminatory manner.

       XXI.16 LAW GOVERNING. The Plan shall be construed and enforced according to the laws of the state in which the Trust is located, to the extent not preempted by ERISA.

       XXI.17 NOTICE AND INFORMATION REQUIREMENTS. Except as otherwise provided in this Plan or in the Custodial Agreement or as otherwise required by law, the Employer shall have no duty or obligation to affirmatively disclose to any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to be advised of, any material information regarding the Employer, at any time prior to, upon or in connection with the Employer's purchase, or any other distribution or transfer (or decision to defer any such distribution) of any Company Stock or any other stock held under the Plan.

       XXI.18 QUALIFIED MILITARY SERVICE. Notwithstanding any provision in the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

       Executed in _______ counterpart originals this ____ day of __________, 1999, but effective as of the Effective Date.


                                        VARLEN CORPORATION




                                        By:________________________________

                                        Title:_____________________________

                                      APPENDIX A

                                   INVESTMENT FUNDS

The Investment Funds offered to Participants and Beneficiaries as of March 1, 1999, are:

              The following core funds:

              1.     Fidelity Money Market Trust: Retirement Money Market
                     Portfolio
              2. Fidelity Managed Income Portfolio (blended with existing GICs, if any)
              3.     Fidelity Asset Manager
              4.     Fidelity Growth & Income Portfolio
              5.     Fidelity Magellan Fund
              6.     Fidelity Overseas Fund
              7.     Fidelity Small Cap Stock Fund
              8.     Varlen Corporation Common Stock
              9.     Spartan U.S. Equity Index Fund
              10.    Fidelity Retirement Growth Fund

              The following Freedom Funds:

              1.     Fidelity Freedom Income Fund
              2.     Fidelity Freedom 2000 Fund
              3.     Fidelity Freedom 2010 Fund
              4.     Fidelity Freedom 2020 Fund
              5.     Fidelity Freedom 2030 Fund

              The following additional funds:

              1.     Fidelity Capital & Income Fund
              2.     Fidelity Ginnie Mae Fund
              3.     Fidelity Government Income Fund
              4.     Fidelity High Income Fund
              5.     Fidelity Institutional Short-Intermediate Governmental Fund
              6.     Fidelity Intermediate Bond Fund
              7.     Fidelity Investment Grade Bond Fund
              8.     Fidelity Mortgage Securities Fund
              9.     Fidelity Short-Term Bond Fund
              10.    Fidelity Target Timeline 2001 Fund
              11.    Fidelity Target Timeline 2003 Fund
              12.    Fidelity U.S. Bond Index Fund
              13.    Fidelity Balanced Fund

              14.    Fidelity Puritan Fund
              15.    Fidelity Convertible Securities Fund
              16.    Fidelity Equity-Income Fund
              17.    Fidelity Equity-Income II Fund
              18.    Fidelity Growth & Income II Portfolio
              19.    Fidelity Real Estate Investment Portfolio
              20.    Spartan Market Index Fund
              21.    Spartan Total Market Index Fund
              22.    Spartan Extended Market Index Fund
              23.    Fidelity Utilities Fund
              24.    Fidelity Asset Manager: Income
              25.    Fidelity Asset Manager: Growth
              26.    Fidelity Blue Chip Growth Fund
              27.    Fidelity Capital Appreciation Fund
              28.    Fidelity Contrafund II
              29.    Fidelity Disciplined Equity Fund
              30.    Fidelity Dividend Growth Fund
              31.    Fidelity Emerging Growth Fund
              32.    Fidelity Export and Multinational Fund
              33.    Fidelity Fifty Fund
              34.    Fidelity Growth Company Fund
              35.    Fidelity Large-Cap Stock Fund
              36.    Fidelity Mid-Cap Stock Fund
              37.    Fidelity OTC Portfolio
              38.    Fidelity Stock Selector Fund
              39.    Fidelity TechnoQuant Growth Fund
              40.    Fidelity Trend Fund
              41.    Fidelity Value Fund
              42.    Fidelity Canada Fund
              43.    Fidelity Diversified International Fund
              44.    Fidelity Emerging Markets Fund
              45.    Fidelity Europe Fund
              46.    Fidelity Europe Capital Appreciation Fund
              47.    Fidelity France Fund
              48.    Fidelity Germany Fund
              49.    Fidelity Global Balanced Fund
              50.    Fidelity Hong Kong & China Fund
              51.    Fidelity International Bond Fund
              52.    Fidelity International Growth & Income Fund
              53.    Fidelity International Value Fund
              54.    Fidelity Japan Fund
              55.    Fidelity Japan Small Companies Fund
              56.    Fidelity Latin America Fund

              57.    Fidelity New Markets Income Fund
              58.    Fidelity Nordic Fund
              59.    Fidelity Pacific Basin Fund
              60.    Fidelity Southeast Asia Fund
              61.    Spartan International Index Fund
              62.    Fidelity United Kingdom Fund
              63.    Fidelity Worldwide Fund

                                      APPENDIX B

                            Additional Groups of Employees
                     WHO ARE ELIGIBLE TO PARTICIPATE IN THE PLAN

Employees who are members of the following groups (in connection with their employment with an Employer) are eligible to participate in the Plan:

       1.     UAW, Local #455 ("Local #455").

       2. Prime Manufacturing Corp./District #10, International Association of Machinists and Aerospace Workers.

       3. Chrome Crankshaft Company of Illinois/Industrial Technical and Professional Employees Union, AFL-CIO.

                           PARTICIPATION OF UAW, LOCAL #455

For any Employees who are members of Local #455 (but only to the extent such Employee was hired before March 1, 1994), the Matching Contributions for each period shall be as follows:

                     (a) effective for pay periods beginning prior to March 1, 1994, one hundred percent (100%) of each eligible Participant's first one hundred dollars ($100.00) of Pre-Tax Contributions for the Plan Year and fifty percent (50%) of each such Participant's next one hundred dollars ($100.00) of Pre-Tax Contributions for the Plan Year; and

                     (b) effective for pay periods beginning on and after March 1, 1994, one hundred percent (100%) of each eligible Participant's first one hundred fifty dollars ($150.00) of Pre-Tax Contributions for the Plan Year and fifty percent (50%) of each such Participant's next two hundred dollars ($200.00) of Pre-Tax Contributions for the Plan Year.

In addition, no Profit Sharing Contributions shall be made on behalf of any Employees who are members of Local #455 (but only to the extent such Employee was hired before March 1, 1994).

Any Employees who are members of Local #455 and who are hired on or after March 1, 1994 shall not be subject to these special rules regarding Matching and Profit Sharing Contributions.

                 PARTICIPATION OF PRIME MANUFACTURING CORP. EMPLOYEES

Effective for pay periods beginning on or after May 1, 1995, with respect to each

Participant who is an Employee of Prime Manufacturing Corp. and who is a member of District #10, International Association of Machinists and Aerospace
Workers:

       1. his or her Matching Contributions for each period shall be equal to twenty-five percent (25%) of the Participant's Pre-Tax Contributions for the period, provided that no Matching Contributions shall be made based upon a Participant's Contributions in excess of three percent (3%) of his or her Compensation for such period; and

       2. no Profit Sharing Contributions shall be made on behalf of such Participant.

           PARTICIPATION OF CHROME CRANKSHAFT COMPANY OF ILLINOIS EMPLOYEES

Effective for pay periods beginning on or after January 4, 1999, with respect to each Participant who is an Employee of Chrome Crankshaft Company of Illinois and who is a member of the Industrial, Technical and Professional Employees Union, AFL-CIO, the following special rules shall apply:

       1. For the Plan Year ending on December 31, 1999, no Profit Sharing Contributions shall be made on behalf of such Participant; and

       2. For the Plan Years beginning on and after January 1, 2000, the Profit Sharing Contribution with respect to each Participant who was an Eligible Employee on the last day of the Plan Year shall be two percent (2%) of such Participant's Compensation for the prior Plan Year (for the period the Employee was a Participant). In addition, such Contribution shall be made on behalf of each Participant who ceased being an Employee during the period after having attained his or her Normal Retirement Date, having attained fifty-five (55) years of age and completing five (5) years of Continuous Service, or by reason of his or her Disability or death.